UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21809

Nuveen S&P 500 Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December

2021

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
JCE	Nuveen Core Equity Alpha Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX) Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

Annual Shareholder Report for the period ending December 31, 2021

The Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and Nuveen Core Equity Alpha Fund (JCE) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2150, $0.2730, $0.2450, $0.4485 and $0.3040 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

We have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies.

As crisis-related monetary and fiscal supports are phasing out, global economic growth is expected to moderate from post-pandemic peak growth toward a more sustainable pace of expansion. In the U.S., the rapid rebound in the economy has pushed consumer prices higher, and ongoing supply chain disruptions have kept the inflation rate elevated for longer than expected. With the economy and employment on strong footing, the Federal Reserve is ending its pandemic bond buying program and will begin raising short-term interest rates in 2022 to help keep inflation in check. The Fed now faces the challenge of counteracting inflation pressures without stifling economic growth, which the markets will be watching closely. On the fiscal side, government spending will be lower from here, but the U.S. will begin funding projects with the $1.2 trillion Infrastructure Investment and Jobs Act enacted on November 15, 2021, and Europe, Japan and China are also expected to roll out fiscal support in 2022.

Inflation levels, the timing of monetary policy normalization and the global economy’s response to tighter financial conditions will be a key focus in the markets. We anticipate periodic volatility as markets digest incoming data on these impacts, as well as COVID-19 headlines, as there is still uncertainty about the course of the pandemic. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

To learn more about how your portfolio can take advantage of new opportunities arising from the normalizing global economy, we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2022

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). The Fund’s portfolio managers are Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The Funds’ portfolio managers are David A. Friar, James Campagna, CFA, Lei Liao, CFA and Darren Tran, CFA. The Nuveen Core Equity Alpha Fund (JCE) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are David A. Friar, Max A. Kozlov, CFA, and Pei Chen.

Here the Funds’ portfolio management teams review U.S. economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2021?

The U.S. economic recovery remained on course over the twelve-month reporting period, despite setbacks from the COVID-19 virus and higher-than-expected inflation readings. Since the pandemic reached the U.S. in early 2020, the federal government has enacted $5.3 trillion in crisis-related aid and the U.S. Federal Reserve (Fed) has kept borrowing rates low for businesses and individuals and kept the credit system stable. These measures, along with increasing vaccinations and improved treatments, helped the economy to reopen and activity to rebound during 2021, despite additional COVID-19 surges caused by new, more contagious variants. U.S. gross domestic product (GDP) rose at an annualized 6.9% in the fourth quarter of 2021, accelerating from 2.3% in the third quarter when the delta variant

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

weighed on economic activity, according to the Bureau of Economic Analysis “advance” estimate. Also according to the “advance” estimate, in 2021 overall, GDP grew 5.7%, rebounding from the contraction of -3.4% in 2020.

The return of consumer demand to the economy put upward pressure on inflation in 2021. However, as supply chains remained under stress and labor shortages continued, in part because of resurgences of the virus around the world, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and signaled that rate increases were likely in 2022. Financial markets grew more concerned about the timing and size of these monetary policy shifts and their implications for the broader economic outlook, which led to short-term volatility in interest rates and stock prices. However, strong corporate earnings and a lessening economic impact from each subsequent wave of the virus supported a more optimistic view that ultimately drove stock prices and interest rates higher over 2021.

The reporting period marked the third consecutive year of double-digit returns for the S&P 500® Index. Additionally, returns were positive in each quarter of 2021, though the September 2021 equity market pullback brought that streak to the brink. The equity market’s fourth quarter of 2021 was the strongest of all, but not the smoothest as inflation and monetary policy concerns drove a short, but intense bout of volatility mid-quarter. The downtrend in implied volatility that began after the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®) peaked at record levels in March 2020, continued over the first half of the reporting period. The VIX® spent most of the reporting period ranging from the mid-teens to the low 20s while posting 21 days of closing values above 25, including six days when it closed above 30. The result was an average closing value of 19.7 for 2021, slightly above its long-term average of 19.5.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

BXMX (or the Fund) seeks attractive total return with less volatility than the S&P 500® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500® Index and by selling index call options covering approximately 100% of the Fund’s equity portfolio value with a goal of enhancing the portfolio’s risk-adjusted returns.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the call options may reduce the Fund’s total return relative to the S&P 500® Index.

During the reporting period, the portfolio management team focused on the higher volatility priced into longer-dated call option contracts and persistently above-average spreads between the implied volatility priced into index options and actual, realized equity market volatility.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, BXMX underperformed the Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM). For purposes of this Performance Commentary, references to relative performance are in comparison to the Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM).

The main factor that contributed to the Fund’s underperformance was the equity portfolio’s return. Most of the equity portfolio’s underperformance occurred in the second half of the reporting period and was primarily driven by security selection in the information technology and real estate sectors. In particular, not owning Accenture PLC and real estate investment trust Prologis, Inc. detracted from relative performance. Additional detractors in the equity portfolio during the reporting period included an underweight to Wells Fargo & Company and not owning Bank of America Corp in the financials sector. As part of the model-driven security selection process, which is designed to optimize the portfolio rather than hold all of the constituents of the S&P 500® Index, the investment team seeks to minimize tracking error while adhering to tax and concentration rules.

The Fund’s underperformance was partially offset by the Fund’s diversified and active index call option writing approach which generated risk mitigating cash flow throughout the reporting period, while delivering equity market participation during periods in which the equity market advanced as well as providing risk mitigation during market declines.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

DIAX (or the Fund) seeks attractive total return with less volatility than the Dow Jones Industrial Average Index (DJIA) by investing in an equity portfolio that seeks to substantially replicate the price movements of the DJIA, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-term target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The investment team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

Generally, if the investment team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the investment team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks, in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

During the reporting period, the investment team varied the core option overwrite level between 35% and 75%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, was slightly below its long-term target. The investment team also sold puts on the S&P 500® Index, bought puts on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), wrote call options on the Russell 2000® Index and purchased single name stock options.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund underperformed the DIAX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average Index (DJIA). For purposes of this Performance Commentary, references to relative performance are in comparison to the respective allocations in the DIAX Blended Benchmark.

The main factor that contributed to the Fund’s underperformance was the selling of call options on the S&P 500® Index. The BXDSM, which is a component of the DIAX Blended Benchmark, sells index call options on the Dow Jones Industrial Average Index (DJIA). Because of its investment policies, the Fund is precluded from selling index call options on the DJIA and instead, primarily sold call options on the S&P 500® Index. This combination detracted from the Fund’s relative performance because the S&P 500® Index significantly outperformed the DJIA for the reporting period.

The Fund’s underperformance was partially offset by the Fund’s option overwrite level which was less than that of the DIAX Blended Benchmark during the reporting period. The lower average option overwrite percentage contributed to

Portfolio Managers’ Comments (continued)

benchmark-relative performance as equity markets advanced during the reporting period. Although index call options were primarily written on the S&P 500® Index, the investment team also wrote call options on the Russell 2000® Index, which contributed to relative performance as the Index underperformed other general equity market indexes during the reporting period. In addition, the investment team sold puts on the S&P 500® Index and bought puts on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), which were additive to relative performance. Lastly, single name stock options added to performance, including JPMorgan Chase & Co. and salesforce.com, Inc.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

SPXX (or the Fund) seeks attractive total return with less volatility than the S&P 500® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500® Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The investment team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax shareholder outcomes.

Generally, if the investment team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the investment team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

During the reporting period, the investment team varied the core option overwrite level between 35% and 75%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, was slightly below its long-term target. The investment team also sold puts on the S&P 500® Index, bought puts on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), wrote call options on the Russell 2000® Index and purchased single name stock options.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund underperformed the SPXX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) and 2) 45% S&P 500® Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the respective allocations in the SPXX Blended Benchmark.

The main factor that contributed to the Fund’s underperformance was the equity portfolio’s return. The underperformance of the equity portfolio was primarily driven by security selection in the information technology sector. In particular, not owning Applied Materials, Broadcom Inc. and Intuit Inc., along with offsetting overweights to other information technology stocks, detracted from relative performance. As part of the model-driven security selection process, which is designed to optimize the portfolio rather than hold all of the constituents of the S&P 500® Index, the investment team seeks to minimize tracking error while adhering to tax and concentration rules.

The equity portfolio’s underperformance was partially offset by positive relative performance from the Fund’s option overwrite level, which averaged less than that of the SPXX Blended Benchmark during the reporting period. The lower average option overwrite percentage contributed to benchmark-relative performance as equity markets advanced during the reporting period. Although index call options were primarily written on the S&P 500® Index, the investment team also wrote call options on the Russell 2000® Index, which contributed to relative performance, as the Index underperformed other general equity market indexes during the reporting period. In addition, the investment team sold puts on the S&P 500® Index and bought puts on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), which were additive to relative performance. Lastly, single name stock options added to performance, including JPMorgan Chase & Co. and salesforce.com, Inc.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

QQQX (or the Fund) seeks attractive total return with less volatility than the Nasdaq 100® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the Nasdaq 100® Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run target of 55% in an effort to enhance the Fund’s risk-adjusted returns. The investment team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax shareholder outcomes.

Generally, if the investment team expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the investment team expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq 100® Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

During the reporting period, the investment team varied the core option overwrite level between 35% and 75%. The average option overwrite during the reporting period, which consisted primarily of calls written on the Nasdaq 100® Index, was slightly below its long-term target. The investment team also sold puts on the S&P 500® Index and bought puts on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), wrote call options on the Russell 2000® Index and purchased single name stock options.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund outperformed the QQQX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq 100® Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the respective allocations in the QQQX Blended Benchmark.

One of the main factors that contributed to the Fund’s relative performance was the equity portfolio’s return which outperformed the Nasdaq 100® Index during the reporting period. The outperformance of the equity portfolio was primarily driven by security selection in the communication services sector. In particular, not owning T-Mobile US, Inc., Netflix, Inc. and Activision Blizzard, Inc., along with several offsetting overweights to other communication services stocks, contributed to relative performance. As part of the model-driven security selection process, which is designed to optimize the portfolio rather than hold all of the constituents of the Nasdaq 100® Index, the investment team seeks to minimize tracking error while adhering to tax and concentration rules.

Portfolio Managers’ Comments (continued)

The Fund’s lower average option overwrite percentage relative to the QQQX Blended Benchmark also contributed to benchmark-relative performance as equity markets advanced during the reporting period. Although index call options were primarily written on the Nasdaq 100® Index, the investment team also wrote call options on the Russell 2000® Index, which contributed to relative performance as the Index underperformed other general equity market indexes during the reporting period. In addition, the investment team sold puts on the S&P 500® Index and bought puts on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), which were additive to relative performance. Lastly, single name stock options added to performance, including Oracle Corporation and Dollar General Corporation.

Nuveen Core Equity Alpha Fund (JCE)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

JCE (or the Fund) seeks to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in large capitalization common stocks, using a proprietary quantitative process designed to provide the potential for long-term outperformance. The Fund also sells call options with a notional value of up to 50% of the Fund’s equity portfolio in seeking to enhance risk-adjusted performance relative to an all equity portfolio. The investment team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund outperformed the JCE Blended Benchmark, which is a blend of returns consisting of 1) 50% S&P 500® Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM). For purposes of this Performance Commentary, references to relative performance are in comparison to the respective allocations in the JCE Blended Benchmark.

One of the main factors that contributed to the Fund’s relative performance was the equity portfolio’s return which outperformed the S&P 500® Index for the reporting period. Individual holdings that were held in the equity portfolio but not in the S&P 500® Index that contributed to relative performance included information technology holding Pure Storage Company and financials sector holding, Rocket Companies, Inc. In addition, an underweight to information technology holding, Pay Pal Holdings, Inc. contributed to performance. As part of the model-driven security selection process, which is designed to select constituents from the S&P 500® Index and the Russell 1000® Index, the investment team seeks to minimize tracking error while adhering to tax and concentration rules.

The Fund’s option overwrite strategy also contributed to relative performance. The option overwrite level varied during the reporting period and averaged less than that of the JCE Blended Benchmark. The lower average option overwrite percentage contributed to benchmark-relative performance as equity markets advanced during the reporting period. Although index call options were primarily written on the S&P 500® Index, the investment team also wrote call options on the Russell 2000® Index, which contributed to relative performance as the Index underperformed other general equity market indexes during the reporting period.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2021 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2021

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and BXMX, DIAX, SPXX and QQQX currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Common Share Information (continued)

Data as of November 30, 2021

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)	Oct-2004
Current Quarter		$0.2150	$0.0110	$0.1284	$0.0000	$0.0756	5.10%	59.70%	0.00%	35.20%
Fiscal YTD		$0.8600	$0.0441	$0.5134	$0.0000	$0.3025	5.10%	59.70%	0.00%	35.20%
DIAX (FYE 12/31)	Apr-2005
Current Quarter		$0.2730	$0.0431	$0.0301	$0.0000	$0.1997	15.80%	11.00%	0.00%	73.20%
Fiscal YTD		$1.0920	$0.1725	$0.1205	$0.0000	$0.7990	15.80%	11.00%	0.00%	73.20%
SPXX (FYE 12/31)	Nov-2005
Current Quarter		$0.2450	$0.0263	$0.0000	$0.0000	$0.2187	10.80%	0.00%	0.00%	89.20%
Fiscal YTD		$0.9800	$0.1054	$0.0000	$0.0000	$0.8746	10.80%	0.00%	0.00%	89.20%
QQQX (FYE 12/31)	Jan-2007
Current Quarter		$0.4485	$0.0000	$0.0586	$0.0000	$0.3899	0.00%	13.10%	0.00%	86.90%
Fiscal YTD		$1.7940	$0.0000	$0.2344	$0.0000	$1.5596	0.00%	13.10%	0.00%	86.90%
JCE (FYE 12/31)	Mar-2007
Current Quarter		$0.3040	$0.0000	$0.3040	$0.0000	$0.0000	0.00%	100.00%	0.00%	0.00%
Fiscal YTD		$1.2160	$0.0000	$1.2160	$0.0000	$0.0000	0.00%	100.00%	0.00%	0.00%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2021

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
BXMX	Oct-2004	$0.2150	$0.8600	$15.07	9.19%	5.71%	14.50%	5.71%
DIAX	Apr-2005	$0.2730	$1.0920	$17.47	8.11%	6.25%	9.83%	6.25%
SPXX	Nov-2005	$0.2450	$0.9800	$18.21	10.85%	5.38%	17.41%	5.38%
QQQX	Jan-2007	$0.4485	$1.7940	$29.52	15.90%	6.08%	17.63%	6.08%
JCE	Mar-2007	$0.3040	$1.2160	$16.86	13.67%	7.21%	21.34%	7.21%

[1]	As a percentage of 11/30/21 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2021

The following tables provide information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2021. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2021

	Per Share Sources of Distribution					Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
BXMX
Fiscal YTD	$0.8600	$0.0763	$0.4070	$0.0000	$0.3767	8.87%	47.33%	0.00%	43.80%
DIAX
Fiscal YTD	$1.0920	$0.1703	$0.1649	$0.0000	$0.7568	15.60%	15.10%	0.00%	69.30%
SPXX
Fiscal YTD	$0.9800	$0.1056	$0.6005	$0.0000	$0.2739	10.78%	61.27%	0.00%	27.95%
QQQX
Fiscal YTD	$1.7940	$0.0000	$0.7809	$0.0000	$1.0131	0.00%	43.53%	0.00%	56.47%
JCE
Fiscal YTD	$1.8376	$0.0675	$1.5329	$0.2372	$0.0000	3.67%	83.42%	12.91%	0.00%

Data as of December 31, 2021

			Annualized
Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
BXMX	Oct-2004	$15.29	17.80%	9.56%	5.62%
DIAX	Apr-2005	$18.09	15.45%	8.68%	6.04%
SPXX	Nov-2005	$18.70	22.15%	11.53%	5.24%
QQQX	Jan-2007	$29.63	19.85%	16.22%	6.05%
JCE	Mar-2007	$17.33	26.91%	14.57%	10.60%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, SPXX and QQQX were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at

Common Share Information (continued)

a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	SPXX		QQQX
Maximum aggregate offering	4,993,317	*	Unlimited	**

*	Represents maximum aggregate offering for the period July 28, 2021 through December 31, 2021.
**	Represents maximum aggregate offering for the period April 30, 2021 through December 31, 2021. Prior to April 30, 2021, the additional authorized common shares was 11,355,021.

During the current reporting period, SPXX and QQQX sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	SPXX	QQQX
Common shares sold through shelf offering	100,336	3,478,731
Weighted average premium to NAV per common share sold	1.23%	1.90%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX	JCE
Common shares cumulatively repurchased and retired	460,238	0	383,763	0	449,800
Common shares authorized for repurchase	10,405,000	3,635,000	1,720,000	4,355,000	1,600,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2021 the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	BXMX	DIAX	SPXX	QQQX	JCE
Common share NAV	$15.29	$18.09	$18.70	$29.63	$17.33
Common share price	$14.65	$17.77	$18.60	$30.65	$18.58
Premium/(Discount) to NAV	(4.19)%	(1.77)%	(0.53)%	3.44%	7.21%
Average premium/(discount) to NAV	(4.23)%	(5.86)%	(2.03)%	0.60%	(3.00)%

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
BXMX at Common Share NAV	17.80%	9.56%	9.19%
BXMX at Common Share Price	20.75%	10.23%	10.69%
Cboe S&P 500® BuyWrite Index (BXMSM)[1]	20.47%	7.84%	7.54%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 — Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	7.0%
Microsoft Corp	6.6%
Amazon.com Inc	3.7%
Alphabet Inc, Class A	2.6%
Tesla Inc	2.2%

Portfolio Composition

(% of total investments)

Software	9.5%
Technology Hardware, Storage & Peripherals	7.0%
Interactive Media & Services	6.5%
Semiconductors & Semiconductor Equipment	6.4%
Banks	4.0%
IT Services	3.9%
Pharmaceuticals	3.7%
Internet & Direct Marketing Retail	3.7%
Health Care Providers & Services	2.9%
Equity Real Estate Investment Trust	2.7%
Capital Markets	2.6%
Health Care Equipment & Supplies	2.6%
Automobiles	2.5%
Oil, Gas & Consumable Fuels	2.4%
Specialty Retail	2.3%
Hotels, Restaurants & Leisure	2.0%
Insurance	1.9%
Biotechnology	1.9%
Life Sciences Tools & Services	1.8%
Chemicals	1.7%
Food & Staples Retailing	1.7%
Diversified Financial Services	1.6%
Entertainment	1.6%
Aerospace & Defense	1.5%
Other[1]	18.8%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	2.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
DIAX at Common Share NAV	15.45%	8.68%	9.43%
DIAX at Common Share Price	24.60%	10.79%	10.56%
Dow Jones Industrial Average Index (DJIA)	20.95%	15.51%	14.21%
DIAX Blended Benchmark[1,2]	20.02%	11.52%	10.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 — Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2	DIAX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average Index (DJIA).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.8%
Exchange-Traded Funds	0.8%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

UnitedHealth Group Inc	9.0%
Home Depot Inc	7.5%
Goldman Sachs Group Inc	6.9%
Microsoft Corp	6.1%
McDonald’s Corp	4.8%

Portfolio Composition

(% of total investments)

Software	10.5%
Health Care Providers & Services	9.0%
Specialty Retail	7.4%
Industrial Conglomerates	6.9%
Capital Markets	6.8%
IT Services	6.3%
Hotels, Restaurants & Leisure	4.8%
Pharmaceuticals	4.4%
Biotechnology	4.0%
Machinery	3.7%
Aerospace & Defense	3.6%
Food & Staples Retailing	3.5%
Technology Hardware, Storage & Peripherals	3.2%
Textiles, Apparel & Luxury Goods	3.0%
Consumer Finance	2.9%
Household Products	2.9%
Other[1]	15.5%
Exchange-Traded Funds	0.7%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	0.2%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
SPXX at Common Share NAV	22.15%	11.53%	10.16%
SPXX at Common Share Price	29.03%	12.47%	12.17%
S&P 500® Index	28.71%	18.47%	16.55%
SPXX Blended Benchmark[1,2]	24.17%	12.60%	11.58%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 — Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2	SPXX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) and 2) 45% S&P 500® Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.5%
Exchange-Traded Funds	0.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(1.9)%
Net Asset	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	7.3%
Microsoft Corp	6.8%
Amazon.com Inc	3.9%
Alphabet Inc, Class C	2.3%
Alphabet Inc, Class A	2.3%

Portfolio Composition

(% of total investments)

Software	9.0%
Technology Hardware, Storage & Peripherals	7.3%
Interactive Media & Services	6.7%
Semiconductors & Semiconductor Equipment	5.4%
Banks	5.0%
IT Services	4.3%
Internet & Direct Marketing Retail	4.1%
Pharmaceuticals	3.7%
Health Care Providers & Services	3.3%
Equity Real Estate Investment Trust	3.0%
Specialty Retail	2.8%
Capital Markets	2.5%
Automobiles	2.5%
Health Care Equipment & Supplies	2.4%

Machinery	2.3%
Hotels, Restaurants & Leisure	2.0%
Beverages	2.0%
Household Products	2.0%
Chemicals	1.9%
Entertainment	1.8%
Biotechnology	1.7%
Diversified Financial Services	1.7%
Insurance	1.6%
Oil, Gas & Consumable Fuels	1.6%
Other[1]	18.0%
Exchange-Traded Funds	0.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Repurchase Agreements	0.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
QQQX at Common Share NAV	19.85%	16.22%	15.48%
QQQX at Common Share Price	25.39%	18.27%	16.93%
Nasdaq 100® Index	27.51%	28.63%	23.15%
QQQX Blended Benchmark[1,2]	17.98%	18.47%	15.18%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 — Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2	QQQX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq 100® Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.8%
Exchange-Traded Funds	0.9%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	13.0%
Apple Inc	12.7%
Amazon.com Inc	7.9%
Alphabet Inc, Class A	5.5%
Alphabet Inc, Class C	3.6%

Portfolio Composition

(% of total investments)

Software	17.1%
Semiconductors & Semiconductor Equipment	14.8%
Interactive Media & Services	14.7%
Technology Hardware, Storage & Peripherals	12.7%
Internet & Direct Marketing Retail	8.9%
Automobiles	5.1%
Biotechnology	4.1%
Media	3.2%
Communications Equipment	2.9%
IT Services	2.9%
Hotels, Restaurants & Leisure	1.5%
Health Care Equipment & Supplies	1.3%
Beverages	1.1%
Food & Staples Retailing	1.1%
Other[1]	7.5%
Exchange-Traded Funds	0.9%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JCE at Common Share NAV	26.91%	14.57%	13.35%
JCE at Common Share Price	47.15%	18.49%	15.86%
S&P 500® Index	28.71%	18.47%	16.55%
JCE Blended Benchmark[1,2]	24.58%	13.13%	12.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 — Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2	JCE Blended Benchmark consists of: 1) 50% S&P 500® Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Exchange-Traded Funds	0.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(0.2)%
Net Asset	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	6.8%
Apple Inc	6.6%
Amazon.com Inc	4.2%
Meta Platforms	2.5%
Alphabet Inc, Class C	2.3%

Portfolio Composition

(% of total investments)

Software	10.2%
Technology Hardware, Storage & Peripherals	7.1%
Interactive Media & Services	6.9%
Semiconductors & Semiconductor Equipment	5.6%
IT Services	5.2%
Pharmaceuticals	4.8%
Internet & Direct Marketing Retail	4.1%
Life Sciences Tools & Services	3.0%
Oil, Gas & Consumable Fuels	2.8%
Banks	2.8%
Capital Markets	2.7%
Health Care Providers & Services	2.5%
Specialty Retail	2.4%
Machinery	2.4%

Health Care Equipment & Supplies	2.4%
Household Products	2.0%
Food Products	1.8%
Road & Rail	1.7%
Air Freight & Logistics	1.6%
Automobiles	1.6%
Equity Real Estate Investment Trust	1.6%
Electrical Equipment	1.5%
Hotels, Restaurants & Leisure	1.5%
Media	1.4%
Biotechnology	1.4%
Other[1]	18.3%
Exchange-Traded Funds	0.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	0.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2022

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6% (2)

	Aerospace & Defense – 1.6%

28,960	Boeing Co, (3)	$5,830,227
9,566	HEICO Corp	1,379,609
62,456	Howmet Aerospace Inc	1,987,974
10,296	Huntington Ingalls Industries Inc	1,922,675
13,748	Northrop Grumman Corp	5,321,438
99,428	Raytheon Technologies Corp	8,556,774
	Total Aerospace & Defense	24,998,697

	Air Freight & Logistics – 0.6%

40,842	United Parcel Service Inc, Class B	8,754,074

	Auto Components – 0.1%

50,606	Gentex Corp	1,763,619
9,851	Goodyear Tire & Rubber Co, (3)	210,023
	Total Auto Components	1,973,642

	Automobiles – 2.5%

252,900	Ford Motor Co	5,252,733
16,446	Harley-Davidson Inc	619,850
32,602	Tesla Inc, (3)	34,453,141
	Total Automobiles	40,325,724

	Banks – 4.1%

81,113	Citigroup Inc	4,898,414
26,341	Comerica Inc	2,291,667
180,724	Fifth Third Bancorp	7,870,530
108,513	First Horizon Corp	1,772,017
137,798	JPMorgan Chase & Co	21,820,313
165,652	KeyCorp	3,831,531
119,082	People’s United Financial Inc	2,122,041
41,891	PNC Financial Services Group Inc	8,399,984
195,504	Wells Fargo & Co	9,380,282
56,591	Zions Bancorp	3,574,288
	Total Banks	65,961,067

	Beverages – 1.4%

247,954	Coca-Cola Co	14,681,356
60,163	Keurig Dr Pepper Inc	2,217,608
56,712	Monster Beverage Corp, (3)	5,446,621
	Total Beverages	22,345,585

	Biotechnology – 1.9%

80,284	AbbVie Inc	10,870,454
3,766	Alnylam Pharmaceuticals Inc, (3)	638,638
28,089	Amgen Inc	6,319,182
9,647	Biogen Inc, (3)	2,314,508
9,243	BioMarin Pharmaceutical Inc, (3)	816,619
2,000	Exact Sciences Corp, (3)	155,660
67,257	Gilead Sciences Inc	4,883,531
15,603	Moderna Inc, (3)	3,962,850
1,956	Seagen Inc, (3)	302,398
	Total Biotechnology	30,263,840

	Building Products – 0.3%

15,381	Allegion plc	2,037,059

Shares	Description (1)	Value

	Building Products (continued)

43,726	Masco Corp	$3,070,440
	Total Building Products	5,107,499

	Capital Markets – 2.7%

93,546	Charles Schwab Corp	7,867,219
21,911	CME Group Inc	5,005,787
44,488	Intercontinental Exchange Inc	6,084,624
53,398	Jefferies Financial Group Inc	2,071,842
86,746	Morgan Stanley	8,514,987
8,344	MSCI Inc	5,112,285
17,437	S&P Global Inc	8,229,044
	Total Capital Markets	42,885,788

	Chemicals – 1.8%

16,669	Chemours Co	559,412
52,881	Corteva Inc	2,500,214
53,214	Dow Inc	3,018,298
42,507	DuPont de Nemours Inc	3,433,715
34,775	Eastman Chemical Co	4,204,645
33,382	Linde PLC	11,564,526
20,651	Olin Corp	1,187,846
14,399	RPM International Inc	1,454,299
	Total Chemicals	27,922,955

	Commercial Services & Supplies – 0.6%

13,228	Waste Connections Inc	1,802,580
47,435	Waste Management Inc	7,916,901
	Total Commercial Services & Supplies	9,719,481

	Communications Equipment – 1.1%

13,699	Ciena Corp, (3)	1,054,412
220,344	Cisco Systems Inc	13,963,199
5,140	Lumentum Holdings Inc, (3)	543,658
74,070	Viavi Solutions Inc, (3)	1,305,113
	Total Communications Equipment	16,866,382

	Consumer Finance – 0.4%

42,085	Discover Financial Services	4,863,343
89,957	SLM Corp	1,769,454
	Total Consumer Finance	6,632,797

	Containers & Packaging – 0.5%

13,574	Avery Dennison Corp	2,939,721
20,677	Crown Holdings Inc	2,287,290
15,364	Packaging Corp of America	2,091,809
18,945	Sonoco Products Co	1,096,726
	Total Containers & Packaging	8,415,546

	Diversified Financial Services – 1.6%

86,707	Berkshire Hathaway Inc, Class B, (3)	25,925,393

	Diversified Telecommunication Services – 1.1%

265,470	AT&T Inc	6,530,562
205,832	Verizon Communications Inc	10,695,031
	Total Diversified Telecommunication Services	17,225,593

	Electric Utilities – 0.5%

58,152	Evergy Inc	3,989,809
52,512	OGE Energy Corp	2,015,410
29,198	Pinnacle West Capital Corp	2,061,087
	Total Electric Utilities	8,066,306

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Electrical Equipment – 0.7%

54,146	Emerson Electric Co	$5,033,954
8,860	Hubbell Inc	1,845,272
13,511	Rockwell Automation Inc	4,713,312
	Total Electrical Equipment	11,592,538

	Electronic Equipment, Instruments & Components – 0.5%

20,728	CDW Corp	4,244,680
86,143	Corning Inc	3,207,104
	Total Electronic Equipment, Instruments & Components	7,451,784

	Energy Equipment & Services – 0.3%

72,910	Halliburton Co	1,667,452
77,600	Schlumberger Ltd.	2,324,120
	Total Energy Equipment & Services	3,991,572

	Entertainment – 1.6%

20,435	Netflix Inc, (3)	12,310,861
1,091	Roku Inc, (3)	248,966
83,187	Walt Disney Co, (3)	12,884,835
	Total Entertainment	25,444,662

	Equity Real Estate Investment Trust – 2.8%

97,035	American Homes 4 Rent, Class A	4,231,696
33,023	American Tower Corp	9,659,228
14,342	Apartment Income REIT Corp	784,077
73,114	Apartment Investment and Management Co, Class A, (3)	564,440
123,846	Brandywine Realty Trust	1,662,013
75,722	CubeSmart	4,309,339
51,595	Equity Commonwealth, (3)	1,336,311
84,268	Healthcare Realty Trust Inc	2,666,240
159,619	Invitation Homes Inc	7,237,125
19,823	LXP Industrial Trust	309,635
51,162	Sabra Health Care REIT Inc	692,734
15,931	Sun Communities Inc	3,345,032
42,955	Welltower Inc	3,684,250
94,015	Weyerhaeuser Co	3,871,538
	Total Equity Real Estate Investment Trust	44,353,658

	Food & Staples Retailing – 1.7%

3,640	Casey’s General Stores Inc	718,354
24,647	Costco Wholesale Corp	13,992,102
55,722	Kroger Co	2,521,978
15,913	US Foods Holding Corp, (3)	554,250
63,367	Walmart Inc	9,168,571
	Total Food & Staples Retailing	26,955,255

	Food Products – 0.6%

132,012	Mondelez International Inc, Class A	8,753,716
12,100	Post Holdings Inc, (3)	1,364,033
	Total Food Products	10,117,749

	Gas Utilities – 0.1%

12,656	Atmos Energy Corp	1,325,969
2,933	National Fuel Gas Co	187,536
	Total Gas Utilities	1,513,505

	Health Care Equipment & Supplies – 2.7%

98,976	Abbott Laboratories	13,929,882
19,198	Alcon Inc., (4)	1,672,530
7,646	Avanos Medical Inc, (3)	265,087
49,755	Baxter International Inc	4,270,969
130,178	Boston Scientific Corp, (3)	5,529,962

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

28,620	Hologic Inc, (3)	$2,191,147
8,009	IDEXX Laboratories Inc, (3)	5,273,606
89,338	Medtronic PLC	9,242,016
	Total Health Care Equipment & Supplies	42,375,199

	Health Care Providers & Services – 3.0%

15,832	Anthem Inc	7,338,765
20,430	Cigna Corp	4,691,341
8,265	Covetrus Inc, (3)	165,052
69,178	CVS Health Corp	7,136,403
20,595	HCA Healthcare	5,291,267
45,020	UnitedHealth Group Inc	22,606,343
	Total Health Care Providers & Services	47,229,171

	Health Care Technology – 0.1%

5,329	Veeva Systems Inc, Class A, (3)	1,361,453

	Hotels, Restaurants & Leisure – 2.1%

2,484	Booking Holdings Inc, (3)	5,959,687
31,485	Marriott International Inc, Class A, (3)	5,202,582
41,884	McDonald’s Corp	11,227,844
16,077	Restaurant Brands International Inc	975,552
74,292	Starbucks Corp	8,689,935
15,026	Wynn Resorts Ltd, (3)	1,277,811
	Total Hotels, Restaurants & Leisure	33,333,411

	Household Durables – 0.4%

16,552	Garmin Ltd	2,253,886
32,919	KB Home	1,472,467
6,575	TopBuild Corp, (3)	1,814,108
	Total Household Durables	5,540,461

	Household Products – 1.6%

144,112	Procter & Gamble Co	23,573,841
13,445	Spectrum Brands Holdings Inc	1,367,625
	Total Household Products	24,941,466

	Industrial Conglomerates – 1.3%

38,682	3M Co	6,871,084
50,397	General Electric Co	4,761,005
40,807	Honeywell International Inc	8,508,667
	Total Industrial Conglomerates	20,140,756

	Insurance – 1.9%

2,535	Alleghany Corp, (3)	1,692,341
28,004	Allstate Corp	3,294,671
47,396	Arthur J Gallagher & Co	8,041,679
37,130	CNO Financial Group Inc	885,179
23,577	Fidelity National Financial Inc	1,230,248
16,078	Genworth Financial Inc, Class A, (3)	65,116
38,545	Hartford Financial Services Group Inc	2,661,147
4,703	Kemper Corp	276,489
33,540	Lincoln National Corp	2,289,440
7,573	RenaissanceRe Holdings Ltd	1,282,336
32,951	Travelers Cos Inc	5,154,525
47,777	W R Berkley Corp	3,936,347
	Total Insurance	30,809,518

	Interactive Media & Services – 6.6%

14,278	Alphabet Inc, Class A, (3)	41,363,937
9,974	Alphabet Inc, Class C, (3)	28,860,667
99,036	Meta Platforms Inc, Class A, (3)	33,310,759
42,710	Twitter Inc, (3)	1,845,926
	Total Interactive Media & Services	105,381,289

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Internet & Direct Marketing Retail – 3.7%

17,762	Amazon.com Inc, (3)	$59,224,547
5,685	JD.com Inc, ADR, (3)	398,348
	Total Internet & Direct Marketing Retail	59,622,895

	IT Services – 4.0%

20,604	Akamai Technologies Inc, (3)	2,411,492
34,973	Automatic Data Processing Inc	8,623,642
39,198	Fidelity National Information Services Inc	4,278,462
42,887	Mastercard Inc, Class A	15,410,157
55,336	PayPal Holdings Inc, (3)	10,435,263
1,825	Twilio Inc, Class A, (3)	480,595
17,828	VeriSign Inc, (3)	4,525,103
81,846	Visa Inc, Class A	17,736,847
	Total IT Services	63,901,561

	Leisure Products – 0.1%

25,861	Mattel Inc, (3)	557,563
6,048	Polaris Inc	664,736
	Total Leisure Products	1,222,299

	Life Sciences Tools & Services – 1.8%

35,671	Danaher Corp	11,736,116
9,014	Illumina Inc, (3)	3,429,286
21,185	Thermo Fisher Scientific Inc	14,135,479
	Total Life Sciences Tools & Services	29,300,881

	Machinery – 1.5%

38,322	Caterpillar Inc	7,922,690
31,851	Graco Inc	2,567,828
39,784	Otis Worldwide Corp	3,463,993
15,767	Parker-Hannifin Corp	5,015,798
16,044	Stanley Black & Decker Inc	3,026,219
10,383	Timken Co	719,438
4,597	Woodward Inc	503,188
	Total Machinery	23,219,154

	Media – 0.9%

216,324	Comcast Corp, Class A	10,887,587
14,734	Discovery Inc, Series A, (3)	346,838
24,300	Discovery Inc, Series C, (3)	556,470
17,899	New York Times Co, Class A	864,522
78,489	News Corp, Class A	1,751,090
	Total Media	14,406,507

	Metals & Mining – 0.4%

15,262	Arconic Corp, (3)	503,798
40,850	Newmont Corp	2,533,517
29,091	Nucor Corp	3,320,738
	Total Metals & Mining	6,358,053

	Mortgage Real Estate Investment Trust – 0.0%

26,802	Annaly Capital Management Inc	209,592

	Multiline Retail – 0.5%

25,320	Macy’s Inc	662,878
16,563	Nordstrom Inc, (3)	374,655
31,203	Target Corp	7,221,622
	Total Multiline Retail	8,259,155

	Multi-Utilities – 1.3%

59,539	Ameren Corp	5,299,566
17,519	NorthWestern Corp	1,001,386

Shares	Description (1)	Value

	Multi-Utilities (continued)

105,501	Public Service Enterprise Group Inc	$7,040,082
75,663	WEC Energy Group Inc	7,344,607
	Total Multi-Utilities	20,685,641

	Oil, Gas & Consumable Fuels – 2.4%

34,337	Cenovus Energy Inc	421,658
12,521	Cheniere Energy Inc	1,269,880
77,267	Chevron Corp	9,067,283
9,675	CNX Resources Corp, (3)	133,031
81,811	ConocoPhillips	5,905,118
15,719	Continental Resources Inc	703,582
183,113	Exxon Mobil Corp	11,204,685
29,828	Hess Corp	2,208,167
42,055	Marathon Petroleum Corp	2,691,099
17,934	Ovintiv Inc	604,376
26,554	Phillips 66	1,924,103
26,407	Suncor Energy Inc	660,967
25,961	Valero Energy Corp	1,949,931
	Total Oil, Gas & Consumable Fuels	38,743,880

	Pharmaceuticals – 3.8%

123,308	Bristol-Myers Squibb Co	7,688,254
36,480	Eli Lilly & Co	10,076,506
115,829	Johnson & Johnson	19,814,867
112,570	Merck & Co Inc	8,627,365
241,787	Pfizer Inc	14,277,522
	Total Pharmaceuticals	60,484,514

	Professional Services – 0.3%

21,760	CoStar Group Inc, (3)	1,719,693
9,803	ManpowerGroup Inc	954,126
23,554	TransUnion	2,793,033
	Total Professional Services	5,466,852

	Road & Rail – 1.1%

32,442	Canadian Pacific Railway Ltd	2,333,878
4,425	Lyft Inc, Class A, (3)	189,080
24,761	Norfolk Southern Corp	7,371,597
17,586	Old Dominion Freight Line Inc	6,302,471
14,397	Uber Technologies Inc, (3)	603,666
	Total Road & Rail	16,800,692

	Semiconductors & Semiconductor Equipment – 6.6%

57,354	Advanced Micro Devices Inc, (3)	8,253,241
55,271	Applied Materials Inc	8,697,444
21,360	Broadcom Inc	14,213,158
8,507	Enphase Energy Inc, (3)	1,556,271
179,454	Intel Corp	9,241,881
10,135	Lam Research Corp	7,288,585
29,779	Marvell Technology Inc	2,605,365
58,435	Micron Technology Inc	5,443,220
104,969	NVIDIA Corp	30,872,433
19,103	NXP Semiconductors NV	4,351,281
32,756	ON Semiconductor Corp, (3)	2,224,787
51,967	QUALCOMM Inc	9,503,205
	Total Semiconductors & Semiconductor Equipment	104,250,871

	Software – 9.8%

26,284	Adobe Inc, (3)	14,904,605
17,788	Autodesk Inc, (3)	5,001,808
16,990	Black Knight Inc, (3)	1,408,301
552	CDK Global Inc	23,040
10,744	Check Point Software Technologies Ltd, (3)	1,252,321
308,740	Microsoft Corp	103,835,437

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)				Value

	Software (continued)

81,715	Oracle Corp				$7,126,365
3,531	Palo Alto Networks Inc, (3)				1,965,919
46,556	salesforce.com Inc, (3)				11,831,276
12,353	ServiceNow Inc, (3)				8,018,456
3,018	VMware Inc, Class A				349,726
	Total Software				155,717,254

	Specialty Retail – 2.3%

8,358	American Eagle Outfitters Inc				211,625
24,636	Best Buy Co Inc				2,503,018
4,047	Burlington Stores Inc, (3)				1,179,741
14,810	CarMax Inc, (3)				1,928,706
3,114	Five Below Inc, (3)				644,255
50,051	Home Depot Inc				20,771,665
38,481	Lowe’s Cos Inc				9,946,569
	Total Specialty Retail				37,185,579

	Technology Hardware, Storage & Peripherals – 7.1%

625,130	Apple Inc				111,004,334
48,016	Dell Technologies Inc, Class C, (3)				2,697,059
	Total Technology Hardware, Storage & Peripherals				113,701,393

	Textiles, Apparel & Luxury Goods – 0.7%

6,689	Kontoor Brands Inc				342,811
2,201	Lululemon Athletica Inc, (3)				861,581
63,640	NIKE Inc, Class B				10,606,879
	Total Textiles, Apparel & Luxury Goods				11,811,271

	Thrifts & Mortgage Finance – 0.0%

48,313	MGIC Investment Corp				696,673

	Tobacco – 0.5%

153,069	Altria Group Inc				7,253,940
	Total Long-Term Investments (cost $519,220,664)				1,585,222,473

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	MONEY MARKET FUNDS – 0.1%

1,710,570	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.030%	(6)		$1,710,570
	Total Investments Purchased with Collateral from Securities Lending (cost $1,710,570)				1,710,570

Principal Amount (000)	Description (1)	Coupon		Maturity	Value

	SHORT-TERM INVESTMENTS – 2.8%

	REPURCHASE AGREEMENTS – 2.8%

$44,224	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $44,223,733, collateralized by $45,411,600, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $45,108,262	0.000%		1/03/22	$44,223,733
	Total Short-Term Investments (cost $44,223,733)				44,223,733
	Total Investments (cost $565,154,967) – 102.5%				1,631,156,776
	Other Assets Less Liabilities – (2.5)% (7)				(40,012,410)
	Net Assets – 100%				$1,591,144,366

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(366)	$(172,020,000)	$4,700	1/21/22	$(3,839,340)
S&P 500® Index	Call	(366)	(174,765,000)	4,775	1/21/22	(1,873,920)
S&P 500® Index	Call	(366)	(168,360,000)	4,600	2/18/22	(8,112,390)
S&P 500® Index	Call	(366)	(175,680,000)	4,800	2/18/22	(2,790,750)
S&P 500® Index	Call	(366)	(170,190,000)	4,650	2/18/22	(6,631,920)
S&P 500® Index	Call	(366)	(172,020,000)	4,700	2/18/22	(5,228,310)
S&P 500® Index	Call	(366)	(179,340,000)	4,900	3/18/22	(2,142,930)
S&P 500® Index	Call	(366)	(175,680,000)	4,800	3/18/22	(4,000,380)
S&P 500® Index	Call	(366)	(177,510,000)	4,850	3/18/22	(2,982,900)
Total Options Written (premiums received $35,656,611)		(3,294)	$(1,565,565,000)			$(37,602,840)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,655,803.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.6%

	COMMON STOCKS – 100.8%

	Aerospace & Defense – 3.7%

120,281	Boeing Co, (2)	$24,214,971

	Banks – 2.9%

120,281	JPMorgan Chase & Co	19,046,496

	Beverages – 1.1%

120,281	Coca-Cola Co, (3)	7,121,838

	Biotechnology – 4.1%

120,281	Amgen Inc, (3)	27,059,617

	Capital Markets – 7.0%

120,281	Goldman Sachs Group Inc	46,013,497

	Chemicals – 1.0%

120,281	Dow Inc, (3)	6,822,338

	Communications Equipment – 1.2%

120,281	Cisco Systems Inc	7,622,207

	Consumer Finance – 3.0%

120,281	American Express Co, (3)	19,677,972

	Diversified Telecommunication Services – 1.0%

120,281	Verizon Communications Inc	6,249,801

	Entertainment – 2.8%

120,281	Walt Disney Co, (2), (3)	18,630,324

	Food & Staples Retailing – 3.6%

120,281	Walgreens Boots Alliance Inc	6,273,857
120,281	Walmart Inc	17,403,458
	Total Food & Staples Retailing	23,677,315

	Health Care Providers & Services – 9.2%

120,281	UnitedHealth Group Inc	60,397,901

	Hotels, Restaurants & Leisure – 4.9%

120,281	McDonald’s Corp	32,243,728

	Household Products – 3.0%

120,281	Procter & Gamble Co	19,675,566

	Industrial Conglomerates – 7.1%

120,281	3M Co	21,365,514
120,281	Honeywell International Inc	25,079,791
	Total Industrial Conglomerates	46,445,305

	Insurance – 2.9%

120,281	Travelers Cos Inc	18,815,557

	IT Services – 6.4%

120,281	International Business Machines Corp	16,076,758

Shares	Description (1)				Value

	IT Services (continued)

120,281	Visa Inc, Class A				$26,066,096
	Total IT Services				42,142,854

	Machinery – 3.8%

120,281	Caterpillar Inc				24,866,894

	Oil, Gas & Consumable Fuels – 2.1%

120,281	Chevron Corp				14,114,975

	Pharmaceuticals – 4.5%

120,281	Johnson & Johnson				20,576,471
120,281	Merck & Co Inc				9,218,336
	Total Pharmaceuticals				29,794,807

	Semiconductors & Semiconductor Equipment – 0.9%

120,281	Intel Corp				6,194,471

	Software – 10.8%

120,281	Microsoft Corp, (3)				40,452,906
120,281	salesforce.com Inc, (2)				30,567,010
	Total Software				71,019,916

	Specialty Retail – 7.6%

120,281	Home Depot Inc				49,917,818

	Technology Hardware, Storage & Peripherals – 3.2%

120,281	Apple Inc, (3)				21,358,297

	Textiles, Apparel & Luxury Goods – 3.0%

120,281	NIKE Inc, Class B				20,047,234
	Total Common Stocks (cost $252,154,750)				663,171,699

Shares	Description (1)				Value

	EXCHANGE-TRADED FUNDS – 0.8%

20,000	Vanguard Total Stock Market ETF, (4)				$4,828,800
	Total Exchange-Traded Funds (cost $4,563,901)				4,828,800
	Total Long-Term Investments (cost $256,718,651)				668,000,499

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%

	MONEY MARKET FUNDS – 0.7%

4,895,552	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.030%	(6)		$4,895,552
	Total Investments Purchased with Collateral from Securities Lending (cost $4,895,552)				4,895,552

Principal Amount (000)	Description (1)	Coupon		Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$1,319	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $1,319,458, collateralized by $1,354,900, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $1,345,850	0.000%		1/03/22	$1,319,458
	Total Short-Term Investments (cost $1,319,458)				1,319,458
	Total Investments (cost $262,933,661) – 102.5%				674,215,509
	Other Assets Less Liabilities – (2.5)% (7)				(16,497,293)
	Net Assets – 100%				$657,718,216

DIAX	Nuveen 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index (premiums received $6,905,813)	Call	(780)	$(363,090,000)	$4,655	1/21/22	$(11,076,000)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,780,512.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.3%

	COMMON STOCKS – 100.5% (98.6% of Total Investments)

	Aerospace & Defense – 1.4%

5,621	Boeing Co, (2)	$1,131,620
1,033	BWX Technologies Inc	49,460
716	Curtiss-Wright Corp	99,288
793	HEICO Corp	114,366
3,921	Lockheed Martin Corp	1,393,562
20,963	Raytheon Technologies Corp	1,804,076
	Total Aerospace & Defense	4,592,372

	Air Freight & Logistics – 0.6%

8,775	United Parcel Service Inc, Class B	1,880,833

	Airlines – 0.0%

513	American Airlines Group Inc, (2)	9,213
5,123	JetBlue Airways Corp, (2)	72,952
2,159	Spirit Airlines Inc, (2)	47,174
	Total Airlines	129,339

	Auto Components – 0.1%

3,036	Gentex Corp	105,805
6,359	Goodyear Tire & Rubber Co, (2)	135,574
519	Lear Corp	94,951
	Total Auto Components	336,330

	Automobiles – 2.5%

37,389	Ford Motor Co	776,569
1,133	Rivian Automotive Inc, (2)	117,481
6,938	Tesla Inc, (2)	7,331,940
	Total Automobiles	8,225,990

	Banks – 5.1%

13,874	Associated Banc-Corp	313,414
69,901	Bank of America Corp	3,109,896
906	Bank of Hawaii Corp	75,887
1,569	Bank OZK	73,006
1,508	BankUnited Inc	63,803
1,063	BOK Financial Corp	112,136
2,722	Cadence Bank	81,088
2,384	Cathay General Bancorp	102,488
24,364	Citigroup Inc	1,471,342
5,340	Comerica Inc	464,580
1,830	Commerce Bancshares Inc	125,794
1,323	Community Bank System Inc	98,537
872	Cullen/Frost Bankers Inc	109,933
2,667	CVB Financial Corp	57,100
1,261	East West Bancorp Inc	99,215
1,257	Enterprise Financial Services Corp	59,192
74	First Citizens BancShares Inc, Class A	61,408
2,715	First Financial Bancorp	66,192
7,166	First Hawaiian Inc	195,847
9,948	First Horizon Corp	162,451
15,312	First Midwest Bancorp Inc	313,590
21,881	FNB Corp/PA	265,417
3,550	Fulton Financial Corp	60,350
1,542	Glacier Bancorp Inc	87,431
9,405	Hope Bancorp Inc	138,348

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Banks (continued)

730	Independent Bank Corp	$59,517
4,753	Investors Bancorp Inc	72,008
32,606	JPMorgan Chase & Co	5,163,160
2,579	PacWest Bancorp	116,493
1,012	Pinnacle Financial Partners Inc	96,646
2,043	Popular Inc	167,608
1,205	Renasant Corp	45,730
658	SouthState Corp	52,712
2,872	Sterling Bancorp/DE	74,069
650	Texas Capital Bancshares Inc, (2)	39,163
2,690	Towne Bank/Portsmouth VA	84,977
2,094	United Community Banks Inc/GA	75,258
10,088	Valley National Bancorp	138,710
36,733	Wells Fargo & Co	1,762,449
660	Western Alliance Bancorp	71,049
8,676	Zions Bancorp NA	547,976
	Total Banks	16,335,970

	Beverages – 2.0%

51,740	Coca-Cola Co, (3)	3,063,526
19,878	PepsiCo Inc	3,453,007
	Total Beverages	6,516,533

	Biotechnology – 1.8%

16,944	AbbVie Inc	2,294,218
7,117	Amgen Inc	1,601,112
1,457	Biogen Inc, (2)	349,563
661	BioMarin Pharmaceutical Inc, (2)	58,399
551	Horizon Therapeutics Plc, (2)	59,376
3,054	Moderna Inc, (2)	775,655
2,650	Vertex Pharmaceuticals Inc, (2)	581,940
	Total Biotechnology	5,720,263

	Building Products – 0.2%

563	Carlisle Cos Inc	139,692
424	Lennox International Inc	137,529
1,102	Owens Corning	99,731
548	Simpson Manufacturing Co Inc	76,210
397	Trex Co Inc, (2)	53,607
855	UFP Industries Inc	78,668
	Total Building Products	585,437

	Capital Markets – 2.6%

814	Apollo Global Management Inc	58,958
771	Ares Management Corp	62,659
975	Blackstone Inc	126,155
1,778	Carlyle Group Inc	97,612
16,181	Charles Schwab Corp	1,360,822
4,910	CME Group Inc	1,121,739
307	Federated Hermes Inc	11,537
4,325	Goldman Sachs Group Inc	1,654,529
492	Hamilton Lane Inc, Class A	50,981
496	Houlihan Lokey Inc	51,346
9,328	Intercontinental Exchange Inc	1,275,791
1,228	Janus Henderson Group PLC	51,502
1,763	Jefferies Financial Group Inc	68,404
1,435	KKR & Co Inc	106,908
1,234	Lazard Ltd, Class A	53,839
546	LPL Financial Holdings Inc	87,409
17,299	Morgan Stanley	1,698,070
2,060	SEI Investments Co	125,536
1,398	Stifel Financial Corp	98,447
954	Tradeweb Markets Inc, Class A	95,534
	Total Capital Markets	8,257,778

Shares	Description (1)	Value

	Chemicals – 2.0%

722	Ashland Global Holdings Inc	$77,731
1,074	Avient Corp	60,090
2,854	Axalta Coating Systems Ltd, (2)	94,525
337	Balchem Corp	56,818
1,117	Cabot Corp	62,775
10,837	Dow Inc	614,675
5,047	Eastman Chemical Co	610,233
3,516	Ecolab Inc	824,818
2,357	Element Solutions Inc	57,228
976	HB Fuller Co	79,056
5,409	Linde PLC	1,873,840
152	NewMarket Corp	52,093
1,562	Olin Corp	89,846
1,353	RPM International Inc	136,653
662	Sensient Technologies Corp	66,240
4,312	Sherwin-Williams Co	1,518,514
1,434	Valvoline Inc	53,474
	Total Chemicals	6,328,609

	Commercial Services & Supplies – 0.1%

903	Casella Waste Systems Inc, (2)	77,134
638	Clean Harbors Inc, (2)	63,653
8,663	CoreCivic Inc, (2)	86,370
409	MSA Safety Inc	61,743
1,037	Stericycle Inc, (2)	61,847
383	Tetra Tech Inc	65,034
258	UniFirst Corp/MA	54,283
	Total Commercial Services & Supplies	470,064

	Communications Equipment – 1.3%

1,059	Ciena Corp, (2)	81,511
51,860	Cisco Systems Inc	3,286,368
2,967	Motorola Solutions Inc	806,134
4,298	Viavi Solutions Inc, (2)	75,731
	Total Communications Equipment	4,249,744

	Construction & Engineering – 0.1%

740	EMCOR Group Inc	94,269
1,196	KBR Inc	56,953
595	MasTec Inc, (2)	54,907
275	Valmont Industries Inc	68,887
	Total Construction & Engineering	275,016

	Construction Materials – 0.0%

546	Eagle Materials Inc	90,887

	Consumer Finance – 0.4%

1,842	Ally Financial Inc	87,697
7,538	American Express Co	1,233,217
1,250	Santander Consumer USA Holdings Inc	52,525
	Total Consumer Finance	1,373,439

	Containers & Packaging – 0.5%

1,196	AptarGroup Inc	146,486
8,328	Ardagh Metal Packaging SA, (2)	75,202
3,220	Avery Dennison Corp	697,355
860	Berry Global Group Inc, (2)	63,451
1,261	Crown Holdings Inc	139,492
4,826	Graphic Packaging Holding Co	94,107
2,023	Silgan Holdings Inc	86,665
2,568	Sonoco Products Co	148,662
	Total Containers & Packaging	1,451,420

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Diversified Financial Services – 1.7%

17,656	Berkshire Hathaway Inc, Class B, (2)	$5,279,144
3,318	Equitable Holdings Inc	108,797
1,609	Voya Financial Inc	106,693
	Total Diversified Financial Services	5,494,634

	Diversified Telecommunication Services – 1.4%

80,112	AT&T Inc	1,970,755
45,978	Verizon Communications Inc	2,389,017
	Total Diversified Telecommunication Services	4,359,772

	Electric Utilities – 1.0%

3,632	ALLETE Inc	240,983
2,505	Avangrid Inc	124,949
13,297	Duke Energy Corp	1,394,855
4,531	Hawaiian Electric Industries Inc	188,037
3,171	IDACORP Inc	359,306
857	MGE Energy Inc	70,488
4,414	OGE Energy Corp	169,409
1,021	Otter Tail Corp	72,920
5,647	PNM Resources Inc	257,560
7,150	Portland General Electric Co	378,378
	Total Electric Utilities	3,256,885

	Electrical Equipment – 1.0%

5,829	Eaton Corp PLC	1,007,368
8,927	Emerson Electric Co	829,943
744	Hubbell Inc	154,953
4,452	nVent Electric PLC	169,176
537	Regal Rexnord Corp	91,387
2,492	Rockwell Automation Inc	869,334
1,678	Sensata Technologies Holding PLC, (2)	103,516
	Total Electrical Equipment	3,225,677

	Electronic Equipment, Instruments & Components – 0.4%

1,177	Arrow Electronics Inc, (2)	158,036
1,858	Avnet Inc	76,605
914	Cognex Corp	71,073
18,044	Corning Inc	671,778
1,351	Jabil Inc	95,043
422	Littelfuse Inc	132,795
1,557	National Instruments Corp	67,994
486	TD SYNNEX Corp	55,579
	Total Electronic Equipment, Instruments & Components	1,328,903

	Energy Equipment & Services – 0.1%

1,887	ChampionX Corp, (2)	38,136
1,072	Dril-Quip Inc, (2)	21,097
1,243	Helmerich & Payne Inc	29,459
12,922	NOV Inc	175,093
4,365	Patterson-UTI Energy Inc	36,884
2,888	Technip Energies NV, ADR, (2)	41,876
8,230	TechnipFMC PLC, (2)	48,722
16,647	Transocean Ltd, (2)	45,946
	Total Energy Equipment & Services	437,213

	Entertainment – 1.8%

1,257	AMC Entertainment Holdings Inc, Class, (2)	34,190
4,361	Electronic Arts Inc	575,216
1,168	Liberty Media Corp-Liberty Formula One, (2)	73,864
4,304	Netflix Inc, (2)	2,592,902
16,984	Walt Disney Co, (2)	2,630,652
	Total Entertainment	5,906,824

Shares	Description (1)	Value

	Equity Real Estate Investment Trust – 3.1%

7,301	Acadia Realty Trust	$159,381
1,995	Agree Realty Corp	142,363
4,624	American Homes 4 Rent, Class A	201,653
4,541	American Tower Corp	1,328,242
1,674	Apartment Income REIT Corp	91,518
5,269	Apple Hospitality REIT Inc	85,094
4,774	Brandywine Realty Trust	64,067
4,722	Brixmor Property Group Inc	119,986
3,021	Broadstone Net Lease Inc	74,981
1,563	Camden Property Trust	279,277
2,164	Corporate Office Properties Trust	60,527
2,572	Cousins Properties Inc	103,600
4,593	Crown Castle International Corp	958,743
1,729	CyrusOne Inc	155,126
601	EastGroup Properties Inc	136,938
14,750	Empire State Realty Trust Inc	131,275
947	Equinix Inc	801,010
2,548	Equity Commonwealth, (2)	65,993
2,806	Equity LifeStyle Properties Inc	245,974
2,766	First Industrial Realty Trust Inc	183,109
1,529	Gaming and Leisure Properties Inc	74,401
2,741	GEO Group Inc	21,243
2,811	Healthcare Realty Trust Inc	88,940
3,146	Healthcare Trust of America Inc, Class A	105,045
2,487	Highwoods Properties Inc	110,895
1,750	Hudson Pacific Properties Inc	43,243
144	Innovative Industrial Properties Inc	37,859
5,001	Invitation Homes Inc	226,745
2,704	JBG SMITH Properties	77,632
1,482	Kilroy Realty Corp	98,494
561	Lamar Advertising Co	68,049
2,182	Life Storage Inc	334,239
4,548	LXP Industrial Trust	71,040
2,787	Macerich Co	48,159
3,371	National Retail Properties Inc	162,044
1,038	National Storage Affiliates Trust	71,830
1,904	Omega Healthcare Investors Inc	56,339
27,284	Paramount Group Inc	227,549
6,410	Park Hotels & Resorts Inc, (2)	121,021
7,431	Pebblebrook Hotel Trust	166,231
2,909	Physicians Realty Trust	54,776
3,163	Piedmont Office Realty Trust Inc	58,136
694	PS Business Parks Inc	127,814
7,659	Retail Opportunity Investments Corp	150,116
2,204	Rexford Industrial Realty Inc	178,766
3,073	RLJ Lodging Trust	42,807
6,229	Sabra Health Care REIT Inc	84,341
1,070	Seritage Growth Properties, (2)	14,199
2,605	Service Properties Trust	22,898
4,261	SITE Centers Corp	67,452
3,190	SL Green Realty Corp	228,723
2,225	Spirit Realty Capital Inc	107,223
2,613	STAG Industrial Inc	125,319
2,447	STORE Capital Corp	84,177
4,169	Summit Hotel Properties Inc, (2)	40,689
1,134	Sun Communities Inc	238,106
1,471	Terreno Realty Corp	125,462
847	Ventas Inc	43,299
5,572	Veris Residential Inc, (2)	102,413
3,426	VICI Properties Inc	103,157
2,890	WP Carey Inc	237,125
2,214	Xenia Hotels & Resorts Inc, (2)	40,096
	Total Equity Real Estate Investment Trust	9,876,949

	Food & Staples Retailing – 0.7%

362	Casey’s General Stores Inc	71,441

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Food & Staples Retailing (continued)
15,426	Walmart Inc	$2,231,988
	Total Food & Staples Retailing	2,303,429

	Food Products – 0.4%

12,387	Archer-Daniels-Midland Co	837,237
884	Bunge Ltd	82,530
3,774	Flowers Foods Inc	103,672
2,671	Hostess Brands Inc, (2)	54,542
907	Ingredion Inc	87,653
338	J & J Snack Foods Corp	53,391
427	Lancaster Colony Corp	70,711
880	Post Holdings Inc, (2)	99,202
	Total Food Products	1,388,938

	Gas Utilities – 0.2%

464	Chesapeake Utilities Corp	67,656
1,299	National Fuel Gas Co	83,058
2,125	New Jersey Resources Corp	87,252
1,701	ONE Gas Inc	131,981
860	Southwest Gas Holdings Inc	60,243
1,527	Spire Inc	99,591
3,872	UGI Corp	177,763
	Total Gas Utilities	707,544

	Health Care Equipment & Supplies – 2.4%

19,910	Abbott Laboratories	2,802,133
25,472	Boston Scientific Corp, (2)	1,082,051
821	Globus Medical Inc, (2)	59,276
216	Insulet Corp, (2)	57,471
1,151	Integra LifeSciences Holdings Corp, (2)	77,106
4,778	Intuitive Surgical Inc, (2)	1,716,735
285	Masimo Corp, (2)	83,442
17,840	Medtronic PLC	1,845,548
	Total Health Care Equipment & Supplies	7,723,762

	Health Care Providers & Services – 3.4%

31	Acadia Healthcare Co Inc, (2)	1,882
4,100	Anthem Inc	1,900,514
149	Chemed Corp	78,827
13,155	CVS Health Corp	1,357,070
989	Encompass Health Corp	64,542
2,553	Humana Inc	1,184,234
1,646	Laboratory Corp of America Holdings, (2)	517,190
93	McKesson Corp	23,117
321	Molina Healthcare Inc, (2)	102,104
1,213	Tenet Healthcare Corp, (2)	99,090
10,938	UnitedHealth Group Inc	5,492,407
	Total Health Care Providers & Services	10,820,977

	Health Care Technology – 0.1%

2,831	Change Healthcare Inc, (2)	60,527
352	Omnicell Inc, (2)	63,515
465	Veeva Systems Inc, Class A	118,798
	Total Health Care Technology	242,840

	Hotels, Restaurants & Leisure – 2.0%

344	Airbnb Inc, (2)	57,272
1,826	Aramark	67,288
481	Booking Holdings Inc, (2)	1,154,030
237	Caesars Entertainment Inc, (2)	22,167
714	Choice Hotels International Inc	111,377
278	Churchill Downs Inc	66,970
1,128	Hilton Grand Vacations Inc, (2)	58,780
980	Hyatt Hotels Corp, Class A, (2)	93,982
10,125	McDonald’s Corp	2,714,209
1,094	Penn National Gaming Inc, (2)	56,724
714	Royal Caribbean Cruises Ltd, (2)	54,906

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

15,767	Starbucks Corp	$1,844,266
173	Vail Resorts Inc	56,727
2,415	Wendy’s Co	57,598
955	Wyndham Hotels & Resorts Inc	85,616
1,140	Yum China Holdings Inc	56,817
	Total Hotels, Restaurants & Leisure	6,558,729

	Household Durables – 0.2%

5,382	KB Home	240,737
1,448	Leggett & Platt Inc	59,600
491	Meritage Homes Corp, (2)	59,931
559	Taylor Morrison Home Corp, (2)	19,543
4,004	Tempur Sealy International Inc	188,308
1,454	Toll Brothers Inc	105,255
219	TopBuild Corp, (2)	60,424
	Total Household Durables	733,798

	Household Products – 2.0%

13,283	Colgate-Palmolive Co	1,133,571
8,653	Kimberly-Clark Corp	1,236,687
24,802	Procter & Gamble Co	4,057,111
1,619	Reynolds Consumer Products Inc	50,837
	Total Household Products	6,478,206

	Independent Power & Renewable Electricity Producers – 0.1%

617	Sunnova Energy International Inc, (2)	17,227
8,660	Vistra Corp	197,188
	Total Independent Power & Renewable Electricity Producers	214,415

	Industrial Conglomerates – 1.2%

9,198	3M Co	1,633,841
11,326	Honeywell International Inc	2,361,584
	Total Industrial Conglomerates	3,995,425

	Insurance – 1.7%

226	Alleghany Corp, (2)	150,875
683	American Financial Group Inc	93,790
3,629	Arch Capital Group Ltd, (2)	161,309
5,688	Arthur J Gallagher & Co	965,083
694	Athene Holding Ltd, Class, (2)	57,831
1,126	Axis Capital Holdings Ltd	61,333
2,869	CNA Financial Corp	126,466
2,375	CNO Financial Group Inc	56,620
774	First American Financial Corp	60,550
863	Hanover Insurance Group Inc	113,105
134	Markel Corp, (2)	165,356
8,946	Marsh & McLennan Cos Inc	1,554,994
6,140	Old Republic International Corp	150,921
548	Primerica Inc	83,992
1,511	Reinsurance Group of America Inc	165,439
503	RenaissanceRe Holdings Ltd	85,173
654	RLI Corp	73,313
1,002	Selective Insurance Group Inc	82,104
6,781	Travelers Cos Inc	1,060,752
3,092	Unum Group	75,970
	Total Insurance	5,344,976

	Interactive Media & Services – 6.8%

2,553	Alphabet Inc, Class A, (2)	7,396,143
2,629	Alphabet Inc, Class C, (2)	7,607,248
21,101	Meta Platforms Inc, (2), (3)	7,097,322
	Total Interactive Media & Services	22,100,713

	Internet & Direct Marketing Retail – 4.2%

3,858	Amazon.com Inc, (2)	12,863,884

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Internet & Direct Marketing Retail (continued)

9,207	eBay Inc	$612,265
	Total Internet & Direct Marketing Retail	13,476,149

	Internet Software & Services – 0.0%

151	Snowflake Inc, Class A, (2)	51,151

	IT Services – 4.4%

6,194	Accenture PLC, Class A	2,567,723
1,592	Amdocs Ltd	119,145
411	Block Inc, (2)	66,381
270	CACI International Inc, Class A, (2)	72,687
9,519	Fidelity National Information Services Inc	1,038,999
789	GoDaddy Inc, Class A, (2)	66,954
8,929	Mastercard Inc	3,208,368
1,008	Maximus Inc	80,307
258	Okta Inc, (2)	57,836
11,603	PayPal Holdings Inc, (2)	2,188,094
596	Science Applications International Corp	49,820
2,401	VeriSign Inc, (2)	609,422
17,979	Visa Inc, Class A	3,896,229
3,260	Western Union Co	58,158
	Total IT Services	14,080,123

	Leisure Products – 0.0%

2,412	Mattel Inc, (2)	52,003

	Life Sciences Tools & Services – 1.5%

3,753	Agilent Technologies Inc	599,166
1,708	Avantor Inc, (2)	71,975
869	Bio-Techne Corp	449,569
1,004	Bruker Corp	84,246
1,483	Illumina Inc, (2)	564,193
1,171	QIAGEN NV, (2)	65,084
4,185	Thermo Fisher Scientific Inc	2,792,399
760	Waters Corp, (2)	283,176
	Total Life Sciences Tools & Services	4,909,808

	Machinery – 2.4%

697	AGCO Corp	80,866
7,025	Caterpillar Inc	1,452,349
1,352	Colfax Corp, (2)	62,152
864	Crane Co	87,895
3,551	Cummins Inc	774,615
4,362	Deere & Co	1,495,686
1,802	Donaldson Co Inc	106,787
1,445	Federal Signal Corp	62,626
944	Franklin Electric Co Inc	89,265
2,070	Graco Inc	166,883
7,660	Illinois Tool Works Inc	1,890,488
1,649	ITT Inc	168,511
1,020	Lincoln Electric Holdings Inc	142,259
464	Nordson Corp	118,445
833	Oshkosh Corp	93,888
2,194	Snap-on Inc	472,544
1,290	Timken Co	89,384
1,321	Toro Co	131,981
496	Watts Water Technologies Inc	96,308
729	Woodward Inc	79,796
	Total Machinery	7,662,728

	Media – 1.0%

37	Cable One Inc	65,248
52,511	Comcast Corp, Class A, (3)	2,642,879
939	Liberty Broadband Corp, (2)	151,273
1,733	Liberty Media Corp-Liberty SiriusXM, (2)	88,123
369	Nexstar Media Group Inc	55,711
15,383	Sirius XM Holdings Inc	97,682

Shares	Description (1)	Value

	Media (continued)

7,195	TEGNA Inc	$133,539
	Total Media	3,234,455

	Metals & Mining – 0.4%

18,887	Freeport-McMoRan Inc	788,154
555	Reliance Steel & Aluminum Co	90,032
714	Royal Gold Inc	75,120
2,973	Southern Copper Corp	183,464
2,415	Steel Dynamics Inc	149,899
	Total Metals & Mining	1,286,669

	Mortgage Real Estate Investment Trust – 0.1%

4,596	AGNC Investment Corp	69,124
10,864	Annaly Capital Management Inc	84,956
2,490	Starwood Property Trust Inc REIT	60,507
	Total Mortgage Real Estate Investment Trust	214,587

	Multiline Retail – 0.4%

6,058	Target Corp	1,402,063

	Multi-Utilities – 0.3%

3,870	Avista Corp	164,436
1,438	Black Hills Corp	101,480
7,261	Consolidated Edison Inc	619,509
3,092	MDU Resources Group Inc	95,357
2,312	NorthWestern Corp	132,154
	Total Multi-Utilities	1,112,936

	Oil, Gas & Consumable Fuels – 1.6%

4,761	Antero Midstream Corp	46,086
2,207	Antero Resources Corp, (2)	38,623
1,087	Cheniere Energy Inc	110,244
18,598	Chevron Corp	2,182,475
4,084	CNX Resources Corp, (2)	56,155
5,980	Comstock Resources Inc, (2)	48,378
1,025	Continental Resources Inc	45,879
2,317	Coterra Energy Inc	44,023
6,783	DHT Holdings Inc	35,204
1,982	EQT Corp, (2)	43,227
4,475	Equitrans Midstream Corp	46,272
4,410	Frontline Ltd/Bermuda, (2)	31,179
5,508	HollyFrontier Corp	180,552
20,994	Marathon Oil Corp	344,722
10,200	Marathon Petroleum Corp	652,698
6,966	Murphy Oil Corp	181,882
4,403	Ovintiv Inc	148,381
5,237	PBF Energy Inc, Class A (2)	67,924
2,566	PDC Energy Inc	125,170
8,289	Phillips 66	600,621
4,093	Range Resources Corp, (2)	72,978
192	Renewable Energy Group Inc, (2)	8,148
2,100	Scorpio Tankers Inc	26,901
2,040	SM Energy Co	60,139
14,618	Southwestern Energy Co, (2)	68,120
2,864	Talos Energy Inc, (2)	28,067
	Total Oil, Gas & Consumable Fuels	5,294,048

	Paper & Forest Products – 0.0%

658	Louisiana-Pacific Corp	51,555

	Personal Products – 0.1%

5,617	Olaplex Holdings Inc, (2)	163,623

	Pharmaceuticals – 3.7%

7,744	Eli Lilly & Co	2,139,048
1,326	Jazz Pharmaceuticals PLC, (2)	168,932

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Pharmaceuticals (continued)

26,212	Johnson & Johnson	$4,484,087
26,004	Merck & Co Inc	1,992,947
54,602	Pfizer Inc, (3)	3,224,248
1,490	Royalty Pharma PLC, Class A	59,376
	Total Pharmaceuticals	12,068,638

	Professional Services – 0.1%

558	ASGN Inc, (2)	68,857
969	Booz Allen Hamilton Holding Corp	82,162
1,040	CoStar Group Inc, (2)	82,191
488	Exponent Inc	56,964
1,386	TransUnion	164,352
	Total Professional Services	454,526

	Real Estate Management & Development – 0.1%

588	eXp World Holdings Inc	19,810
538	Howard Hughes Corp, (2)	54,757
654	Jones Lang LaSalle Inc, (2)	176,148
2,209	Kennedy-Wilson Holdings Inc	52,751
1,786	Realogy Holdings Corp, (2)	30,023
	Total Real Estate Management & Development	333,489

	Road & Rail – 0.9%

121	AMERCO	87,874
979	Knight-Swift Transportation Holdings Inc	59,660
505	Landstar System Inc	90,405
2,429	Schneider National Inc, Class A	65,364
1,498	Uber Technologies Inc, (2)	62,811
9,444	Union Pacific Corp	2,379,227
1,113	Werner Enterprises Inc	53,046
	Total Road & Rail	2,798,387

	Semiconductors & Semiconductor Equipment – 5.5%

10,661	Advanced Micro Devices Inc, (2)	1,534,118
8,397	Analog Devices Inc	1,475,941
196	ASML Holding NV	156,043
580	Diodes Inc, (2)	63,690
743	Entegris Inc	102,965
1,162	GlobalFoundries Inc, (2)	75,495
40,583	Intel Corp	2,090,025
741	Lattice Semiconductor Corp, (2)	57,101
1,025	Marvell Technology Inc	89,677
9,964	Microchip Technology Inc	867,466
650	MKS Instruments Inc	113,211
22,301	NVIDIA Corp	6,558,947
973	ON Semiconductor Corp, (2)	66,086
11,276	QUALCOMM Inc	2,062,042
644	Semtech Corp, (2)	57,271
352	Silicon Laboratories Inc, (2)	72,660
11,924	Texas Instruments Inc	2,247,316
	Total Semiconductors & Semiconductor Equipment	17,690,054

	Software – 9.2%

249	Atlassian Corp PLC, Class A, (2)	94,941
2,833	Autodesk Inc, (2)	796,611
2,276	Black Knight Inc, (2)	188,658
499	Blackline Inc, (2)	51,667
5,008	CDK Global Inc	209,034
330	Datadog Inc, Class A, (2)	58,776
365	DocuSign Inc, (2)	55,593
2,055	Dropbox Inc, Class A, (2)	50,430
866	Dynatrace Inc, (2)	52,263
135	Fair Isaac Corp, (2)	58,545
721	Guidewire Software Inc, (2)	81,855
79	HubSpot Inc, (2)	52,073
66,073	Microsoft Corp	22,221,671

Shares	Description (1)	Value

	Software (continued)

55	MicroStrategy Inc, Class A, (2)	$29,947
1,246	Nuance Communications Inc, (2)	68,929
16,855	Oracle Corp	1,469,925
180	Palo Alto Networks Inc, (2)	100,217
592	Pegasystems Inc	66,197
454	Rapid7 Inc, (2)	53,431
8,882	salesforce.com Inc, (2)	2,257,183
1,962	ServiceNow Inc, (2)	1,273,554
558	Splunk Inc, (2)	64,572
1,934	SS&C Technologies Holdings Inc	158,549
1,105	Verint Systems Inc, (2)	58,024
474	Workday Inc, Class A, (2)	129,487
219	Zscaler Inc, (2)	70,371
	Total Software	29,772,503

	Specialty Retail – 2.8%

3,818	Best Buy Co Inc	387,909
291	Burlington Stores Inc, (2)	84,829
113	Dick’s Sporting Goods Inc	12,994
280	Five Below Inc, (2)	57,929
517	Floor & Decor Holdings Inc, (2)	67,215
11,249	Home Depot Inc	4,668,448
8,430	Lowe’s Cos Inc	2,178,986
542	Penske Automotive Group Inc	58,113
19,493	TJX Cos Inc	1,479,909
2,594	Urban Outfitters Inc, (2)	76,160
	Total Specialty Retail	9,072,492

	Technology Hardware, Storage & Peripherals – 7.4%

134,273	Apple Inc, (3)	23,842,857
1,850	Dell Technologies Inc, (2)	103,914
	Total Technology Hardware, Storage & Peripherals	23,946,771

	Textiles, Apparel & Luxury Goods – 0.7%

896	Columbia Sportswear Co	87,306
154	Deckers Outdoor Corp, (2)	56,412
1,297	Kontoor Brands Inc	66,471
12,444	NIKE Inc, Class B	2,074,042
1,536	Skechers USA Inc, Class A, (2)	66,662
	Total Textiles, Apparel & Luxury Goods	2,350,893

	Thrifts & Mortgage Finance – 0.1%

2,768	MGIC Investment Corp	39,914
10,698	New York Community Bancorp Inc	130,623
440	PennyMac Financial Services Inc	30,703
1,111	Radian Group Inc	23,475
3,026	TFS Financial Corp	54,075
	Total Thrifts & Mortgage Finance	278,790

	Tobacco – 0.8%

20,615	Altria Group Inc	976,945
16,845	Philip Morris International Inc	1,600,275
	Total Tobacco	2,577,220

	Trading Companies & Distributors – 0.3%

635	Applied Industrial Technologies Inc	65,214
911	MSC Industrial Direct Co Inc	76,579
271	SiteOne Landscape Supply Inc, (2)	65,658
394	Watsco Inc	123,275
1,505	WW Grainger Inc	779,951
	Total Trading Companies & Distributors	1,110,677

	Water Utilities – 0.1%

829	American States Water Co	85,752
865	California Water Service Group	62,159

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)				Value

	Water Utilities (continued)

3,897	Essential Utilities Inc				$209,230
	Total Water Utilities				357,141

	Wireless Telecommunication Services – 0.0%

1,094	United States Cellular Corp, (2)				34,483
	Total Common Stocks (cost $117,294,054)				325,158,595

Shares	Description (1)				Value

	EXCHANGE-TRADED FUNDS – 0.8%

10,000	Vanguard Total Stock Market ETF (4)				$2,414,400
	Total Exchange-Traded Funds (cost $1,750,393)				2,414,400
	Total Long-Term Investments (cost $119,044,447)				327,572,995

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%

	MONEY MARKET FUNDS – 0.3%

1,013,752	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.030%	(6)		$1,013,752
	Total Investments Purchased with Collateral from Securities Lending (cost $1,013,752)				1,013,752

Principal Amount (000)	Description (1)	Coupon		Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$1,113	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $1,113,304, collateralized by $1,143,300, U.S. Treasury bonds, 1.875%, due 2/15/41, value $1,135,663	0.000%		1/03/22	$1,113,304
	Total Short-Term Investments (cost $1,113,304)				1,113,304
	Total Investments (cost $121,171,503) – 101.9%				329,700,051
	Other Assets Less Liabilities – (1.9)% (7)				(6,284,613)
	Net Assets – 100%				$323,415,438

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index (premiums received $3,367,472)	Call	(380)	$(176,890,000)	$4,655	1/21/22	$(5,396,000)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $989,904.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.7%

	COMMON STOCKS – 100.8%

	Air Freight & Logistics – 0.1%

2,647	FedEx Corp	$684,620

	Airlines – 0.2%

11,239	Delta Air Lines Inc, (2)	439,220
6,558	Ryanair Holdings PLC, ADR, (2)	671,080
25,632	Southwest Airlines Co, (2)	1,098,075
	Total Airlines	2,208,375

	Auto Components – 0.1%

23,148	Gentex Corp	806,708
4,110	Lear Corp	751,924
	Total Auto Components	1,558,632

	Automobiles – 5.2%

101,941	Ford Motor Co	2,117,315
64,240	Tesla Inc, (2)	67,887,547
	Total Automobiles	70,004,862

	Beverages – 1.1%

28,086	Brown-Forman Corp, Class B	2,046,346
132,585	Monster Beverage Corp, (2)	12,733,464
126,539	NewAge Inc, (2)	130,335
	Total Beverages	14,910,145

	Biotechnology – 4.2%

89,822	Amgen Inc	20,207,255
175,364	Gilead Sciences Inc	12,733,180
11,093	Ionis Pharmaceuticals Inc, (2)	337,560
42,980	Moderna Inc, (2)	10,916,061
17,935	Regeneron Pharmaceuticals Inc, (2)	11,326,311
3,808	United Therapeutics Corp, (2)	822,833
	Total Biotechnology	56,343,200

	Capital Markets – 0.6%

10,021	Moody’s Corp	3,914,002
23,851	Morgan Stanley	2,341,214
11,348	SEI Investments Co	691,547
5,699	T Rowe Price Group Inc	1,120,652
	Total Capital Markets	8,067,415

	Chemicals – 0.4%

6,204	Ecolab Inc	1,455,396
9,155	Sherwin-Williams Co	3,224,025
	Total Chemicals	4,679,421

	Commercial Services & Supplies – 0.7%

20,921	Copart Inc, (2)	3,172,042
8,008	IAA Inc, (2)	405,365
15,503	Tetra Tech Inc	2,632,409
7,562	Waste Connections Inc	1,030,474
9,915	Waste Management Inc	1,654,814
	Total Commercial Services & Supplies	8,895,104

	Communications Equipment – 3.0%

604,967	Cisco Systems Inc	38,336,759

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Communications Equipment (continued)

5,262	F5 Inc, (2)	$1,287,664
	Total Communications Equipment	39,624,423

	Containers & Packaging – 0.1%

20,014	Ball Corp	1,926,748

	Distributors – 0.4%

9,398	Pool Corp	5,319,268

	Diversified Consumer Services – 0.2%

29,461	Aspen Group Inc/CO, (2)	69,528
42,126	Service Corp International/US	2,990,525
	Total Diversified Consumer Services	3,060,053

	Electric Utilities – 0.0%

26,822	PG&E Corp, (2)	325,619

	Electrical Equipment – 0.3%

9,512	Rockwell Automation Inc	3,318,261

	Electronic Equipment, Instruments & Components – 0.2%

10,486	Keysight Technologies Inc, (2)	2,165,464
2,823	National Instruments Corp	123,280
	Total Electronic Equipment, Instruments & Components	2,288,744

	Energy Equipment & Services – 0.0%

5,484	Select Energy Services Inc, (2)	34,165

	Entertainment – 0.1%

50,618	AMC Entertainment Holdings Inc, Class, (2)	1,376,810

	Equity Real Estate Investment Trust – 0.3%

62,781	CubeSmart	3,572,867
211	Retail Value Inc	1,354
	Total Equity Real Estate Investment Trust	3,574,221

	Food & Staples Retailing – 1.1%

4,001	Casey’s General Stores Inc	789,597
210,528	HF Foods Group Inc, (2)	1,781,067
44,413	Kroger Co	2,010,132
22,661	Sysco Corp	1,780,022
19,549	US Foods Holding Corp, (2)	680,892
50,178	Walmart Inc	7,260,255
	Total Food & Staples Retailing	14,301,965

	Food Products – 0.6%

23,113	Beyond Meat Inc, (2), (4)	1,506,043
70,834	Bridgford Foods Corp, (2)	823,799
1,666	Hormel Foods Corp	81,318
22,636	Laird Superfood Inc, (2)	295,173
49,425	McCormick & Co Inc/MD	4,774,949
12,047	Vital Farms Inc, (2)	217,569
	Total Food Products	7,698,851

	Health Care Equipment & Supplies – 1.3%

69,911	Abbott Laboratories	9,839,274
3,843	Becton Dickinson and Co	966,438
17,865	LENSAR Inc, (2)	106,475
200,074	Rockwell Medical Inc, (2)	82,030
19,914	Stryker Corp	5,325,402
62,738	Venus Concept Inc, (2)	106,655
10,688	Zimmer Biomet Holdings Inc	1,357,804
	Total Health Care Equipment & Supplies	17,784,078

Shares	Description (1)	Value

	Health Care Providers & Services – 0.2%

4,308	McKesson Corp	$1,070,839
7,651	Universal Health Services Inc	992,029
	Total Health Care Providers & Services	2,062,868

	Hotels, Restaurants & Leisure – 1.6%

6,611	Booking Holdings Inc, (2)	15,861,310
21,002	Darden Restaurants Inc	3,163,741
28,119	Restaurant Brands International Inc	1,706,261
	Total Hotels, Restaurants & Leisure	20,731,312

	Household Durables – 0.1%

43,730	KB Home	1,956,043

	Insurance – 0.1%

23,048	Fidelity National Financial Inc	1,202,645

	Interactive Media & Services – 14.9%

25,632	Alphabet Inc, Class A, (2)	74,256,929
16,904	Alphabet Inc, Class C, (2)	48,913,245
40,323	Baidu Inc, Sponsored ADR, (2)	5,999,659
17,171	IAC/InterActiveCorp, (2)	2,244,422
41,518	Match Group Inc, (2)	5,490,756
177,801	Meta Platforms Inc, (2)	59,803,366
49,738	Twitter Inc, (2)	2,149,676
27,877	Vimeo Inc, (2)	500,671
	Total Interactive Media & Services	199,358,724

	Internet & Direct Marketing Retail – 9.0%

32,223	Amazon.com Inc, (2)	107,442,438
198,017	eBay Inc	13,168,130
	Total Internet & Direct Marketing Retail	120,610,568

	IT Services – 2.9%

18,183	BigCommerce Holdings Inc, (2)	643,133
42,378	Jack Henry & Associates Inc	7,076,702
165,056	PayPal Holdings Inc, (2)	31,126,260
	Total IT Services	38,846,095

	Leisure Products – 0.2%

59,882	Peloton Interactive Inc, (2)	2,141,380

	Life Sciences Tools & Services – 1.0%

16,855	Agilent Technologies Inc	2,690,901
8,892	Charles River Laboratories International Inc, (2)	3,350,328
21,697	Danaher Corp	7,138,530
	Total Life Sciences Tools & Services	13,179,759

	Machinery – 0.2%

10,028	Caterpillar Inc	2,073,189
7,766	Fortive Corp	592,468
	Total Machinery	2,665,657

	Media – 3.3%

2,283	Cable One Inc	4,025,956
688,683	Comcast Corp, Class A	34,661,415
168,489	comScore Inc, (2)	562,753
79,629	News Corp, Class A	1,776,523
62,041	News Corp, Class B	1,395,923
45,680	Saga Communications Inc, Class A	1,096,777
18,730	ViacomCBS Inc, Class B	565,272
	Total Media	44,084,619

	Multiline Retail – 0.3%

19,983	Target Corp	4,624,866

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 0.1%

44,805	Peabody Energy Corp, (2)	$451,186
13,845	Ranger Oil Corp, (2)	372,707
123,234	Tellurian Inc, (2)	379,561
	Total Oil, Gas & Consumable Fuels	1,203,454

	Personal Products – 0.0%

20,695	Revlon Inc, (2)	234,681

	Pharmaceuticals – 0.0%

3,794	Bristol-Myers Squibb Co	236,556

	Professional Services – 0.6%

32,543	IHS Markit Ltd	4,325,616
11,037	ManpowerGroup Inc	1,074,231
25,799	Robert Half International Inc	2,877,104
	Total Professional Services	8,276,951

	Semiconductors & Semiconductor Equipment – 15.1%

122,326	Analog Devices Inc	21,501,241
199,251	Applied Materials Inc	31,354,137
420,371	Intel Corp, (3)	21,649,106
209,763	NVIDIA Corp	61,693,396
103,235	ON Semiconductor Corp, (2)	7,011,721
41,083	Power Integrations Inc	3,816,200
214,193	QUALCOMM Inc	39,169,474
26,956	Silicon Laboratories Inc, (2)	5,564,258
34,851	Skyworks Solutions Inc	5,406,784
31,287	Taiwan Semiconductor Manufacturing Co Ltd, ADR	3,764,139
	Total Semiconductors & Semiconductor Equipment	200,930,456

	Software – 17.4%

29,879	ANSYS Inc, (2)	11,985,064
54,975	Autodesk Inc, (2)	15,458,420
39,633	Black Knight Inc, (2)	3,285,179
11,614	CDK Global Inc	484,768
524,855	Microsoft Corp, (3)	176,519,234
115,511	Nutanix Inc, (2)	3,680,180
22,586	Open Text Corp	1,072,383
67,979	Oracle Corp	5,928,449
41,179	PTC Inc, (2)	4,988,836
88,342	Sumo Logic Inc, (2)	1,197,918
44,126	Zoom Video Communications Inc, (2)	8,115,213
	Total Software	232,715,644

	Specialty Retail – 0.6%

4,707	Advance Auto Parts Inc	1,129,115
940	AutoZone Inc, (2)	1,970,607
1,904	Bed Bath & Beyond Inc, (2)	27,760
20,239	CarMax Inc, (2)	2,635,725
20,411	Dick’s Sporting Goods Inc	2,347,061
17,348	Urban Outfitters Inc, (2)	509,337
	Total Specialty Retail	8,619,605

	Technology Hardware, Storage & Peripherals – 12.9%

969,111	Apple Inc	172,085,040
6,751	NetApp Inc	621,025
	Total Technology Hardware, Storage & Peripherals	172,706,065

	Textiles, Apparel & Luxury Goods – 0.1%

2,284	PVH Corp	243,589
18,741	Skechers USA Inc, Class A, (2)	813,359
	Total Textiles, Apparel & Luxury Goods	1,056,948

Shares	Description (1)			Value

	Wireless Telecommunication Services – 0.0%

25,982	Spok Holdings Inc			$242,412
	Total Common Stocks (cost $350,717,469)			1,345,672,288

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 0.9%

50,000	Vanguard Total Stock Market ETF			$12,072,000
	Total Exchange-Traded Funds (cost $11,075,408)			12,072,000
	Total Long-Term Investments (cost $361,792,877)			1,357,744,288

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	MONEY MARKET FUNDS – 0.1%

395,467	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.030% (6)		$395,467
	Total Investments Purchased with Collateral from Securities Lending (cost $395,467)			395,467

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$1,594	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $1,594,209, collateralized by $1,408,200, U.S. Treasury Inflation Index Notes, 0.125%, due 4/15/22, value $1,626,161	0.000%	1/03/22	$1,594,209
	Total Short-Term Investments (cost $1,594,209)			1,594,209
	Total Investments (cost $363,782,553) – 101.9%			1,359,733,964
	Other Assets Less Liabilities – (1.9)% (7)			(24,867,285)
	Net Assets – 100%			$1,334,866,679

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
Invesco China Technology ETF	Call	(500)	$(19,500,000)	$390	1/21/22	$(592,103)
Invesco China Technology ETF	Call	(500)	(19,600,000)	392	1/21/22	(518,051)
NASDAQ 100® Stock Index	Call	(385)	(613,112,500)	15,925	1/21/22	(21,132,650)
S&P 500® Index	Call	(170)	(79,135,000)	4,655	1/21/22	(2,414,000)
Total Options Written (premiums received $17,643,828)		(1,555)	$(731,347,500)			$(24,656,803)

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $374,800.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.5% (99.3% of Total Investments)

	Aerospace & Defense – 0.7%

5,850	Lockheed Martin Corp	$2,079,149

	Air Freight & Logistics – 1.6%

6,770	FedEx Corp	1,750,993
5,956	United Parcel Service Inc, Class B	1,276,609
18,040	XPO Logistics Inc, (2)	1,396,837
	Total Air Freight & Logistics	4,424,439

	Automobiles – 1.6%

4,140	Tesla Inc, (2)	4,375,069

	Banks – 2.8%

20,885	Bank of America Corp	929,174
35,060	Citigroup Inc	2,117,273
10,910	Citizens Financial Group Inc	515,498
13,220	JPMorgan Chase & Co	2,093,387
34,430	Truist Financial Corp	2,015,876
	Total Banks	7,671,208

	Beverages – 0.3%

9,760	Coca-Cola Co	577,889
1,160	PepsiCo Inc	201,504
	Total Beverages	779,393

	Biotechnology – 1.4%

10,640	Amgen Inc	2,393,681
6,510	Vertex Pharmaceuticals Inc, (2)	1,429,596
	Total Biotechnology	3,823,277

	Building Products – 0.7%

6,040	Johnson Controls International plc	491,112
15,460	Owens Corning	1,399,130
	Total Building Products	1,890,242

	Capital Markets – 2.7%

950	Blackstone Inc	122,920
27,924	Carlyle Group Inc	1,533,028
23,340	Charles Schwab Corp	1,962,894
1,420	FactSet Research Systems Inc	690,134
43,130	Franklin Resources Inc	1,444,424
31,320	Invesco Ltd	720,986
2,040	KKR & Co Inc	151,980
330	Northern Trust Corp	39,471
1,740	State Street Corp	161,820
10,006	Stifel Financial Corp	704,623
	Total Capital Markets	7,532,280

	Chemicals – 1.2%

30,350	Dow Inc	1,721,452
16,970	LyondellBasell Industries NV, Class A	1,565,143
2,950	Mosaic Co	115,906
	Total Chemicals	3,402,501

	Communications Equipment – 0.4%

16,020	Cisco Systems Inc	1,015,187

	Construction & Engineering – 0.1%

3,370	MasTec Inc, (2)	310,984

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Consumer Finance – 0.5%

5,420	Capital One Financial Corp	$786,388
13,380	OneMain Holdings Inc	669,535
90	Upstart Holdings Inc, (2)	13,617
	Total Consumer Finance	1,469,540

	Containers & Packaging – 0.5%

32,960	Westrock Co	1,462,106

	Distributors – 0.6%

11,040	Genuine Parts Co	1,547,808

	Diversified Consumer Services – 0.1%

7,640	Frontdoor Inc, (2)	280,006

	Diversified Financial Services – 1.3%

12,270	Berkshire Hathaway Inc, Class B, (2)	3,668,730

	Diversified Telecommunication Services – 1.3%

100,890	AT&T Inc	2,481,894
22,249	Verizon Communications Inc	1,156,058
	Total Diversified Telecommunication Services	3,637,952

	Electric Utilities – 0.6%

6,030	American Electric Power Co Inc	536,489
6,410	Duke Energy Corp	672,409
7,700	Xcel Energy Inc	521,290
	Total Electric Utilities	1,730,188

	Electrical Equipment – 1.5%

11,280	AMETEK Inc	1,658,611
5,550	Eaton Corp PLC	959,151
42,740	nVent Electric PLC	1,624,120
	Total Electrical Equipment	4,241,882

	Entertainment – 1.0%

12,110	Electronic Arts Inc	1,597,309
634	Netflix Inc, (2)	381,947
5,440	Walt Disney Co, (2)	842,602
	Total Entertainment	2,821,858

	Equity Real Estate Investment Trust – 1.6%

8,610	American Homes 4 Rent, Class A	375,482
4,840	Invitation Homes Inc	219,446
5,190	Public Storage	1,943,966
17,690	Rexford Industrial Realty Inc	1,434,836
7,160	Ventas Inc	366,019
	Total Equity Real Estate Investment Trust	4,339,749

	Food & Staples Retailing – 1.1%

100	Costco Wholesale Corp	56,770
20,039	Walmart Inc	2,899,443
	Total Food & Staples Retailing	2,956,213

	Food Products – 1.8%

26,960	Archer-Daniels-Midland Co	1,822,227
37,560	Kraft Heinz Co	1,348,404
20,440	Tyson Foods Inc, Class A	1,781,550
	Total Food Products	4,952,181

	Health Care Equipment & Supplies – 2.4%

23,860	Abbott Laboratories	3,358,056
26,120	DENTSPLY SIRONA Inc	1,457,235

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

2,830	IDEXX Laboratories Inc, (2)	$1,863,442
	Total Health Care Equipment & Supplies	6,678,733

	Health Care Providers & Services – 2.5%

7,940	McKesson Corp	1,973,646
9,760	UnitedHealth Group Inc	4,900,886
	Total Health Care Providers & Services	6,874,532

	Health Care Technology – 0.1%

890	Veeva Systems Inc, Class A, (2)	227,377

	Hotels, Restaurants & Leisure – 1.5%

690	Domino’s Pizza Inc	389,388
13,550	Penn National Gaming Inc, (2)	702,567
35,490	Six Flags Entertainment Corp, (2)	1,511,164
16,780	Wyndham Hotels & Resorts Inc	1,504,327
	Total Hotels, Restaurants & Leisure	4,107,446

	Household Products – 2.0%

24,310	Colgate-Palmolive Co	2,074,615
21,850	Procter & Gamble Co	3,574,223
	Total Household Products	5,648,838

	Industrial Conglomerates – 1.1%

4,400	3M Co	781,572
11,160	Honeywell International Inc	2,326,972
	Total Industrial Conglomerates	3,108,544

	Insurance – 1.0%

18,660	First American Financial Corp	1,459,772
8,110	Marsh & McLennan Cos Inc	1,409,680
	Total Insurance	2,869,452

	Interactive Media & Services – 6.9%

1,970	Alphabet Inc, Class A, (2)	5,707,169
2,200	Alphabet Inc, Class C, (2)	6,365,898
21,050	Meta Platforms Inc, (2)	7,080,167
	Total Interactive Media & Services	19,153,234

	Internet & Direct Marketing Retail – 4.1%

3,457	Amazon.com Inc, (2)	11,526,813

	IT Services – 5.2%

8,390	Accenture PLC, Class A	3,478,074
2,700	Amdocs Ltd	202,068
1,930	Concentrix Corp	344,737
110	EPAM Systems Inc, (2)	73,530
14,190	Fidelity National Information Services Inc	1,548,838
17,520	Fiserv Inc, (2)	1,818,401
12,930	Global Payments Inc	1,747,877
15,070	International Business Machines Corp	2,014,256
12,858	Kyndryl Holdings Inc, (2)	232,730
2,061	Mastercard Inc	740,559
5,170	PayPal Holdings Inc, (2)	974,959
6,100	Visa Inc, Class A	1,321,931
	Total IT Services	14,497,960

	Life Sciences Tools & Services – 3.0%

9,400	Danaher Corp	3,092,694
4,560	Illumina Inc, (2)	1,734,806
5,173	Thermo Fisher Scientific Inc	3,451,633
	Total Life Sciences Tools & Services	8,279,133

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Machinery – 2.4%

2,950	Caterpillar Inc	$609,883
2,370	Deere & Co	812,649
22,270	Fortive Corp	1,698,978
21,000	Otis Worldwide Corp	1,828,470
19,610	PACCAR Inc	1,730,779
	Total Machinery	6,680,759

	Media – 1.5%

56,880	Comcast Corp, Class A	2,862,770
1,230	Discovery Inc, (2), (3)	28,954
38,870	ViacomCBS Inc, Class B	1,173,097
	Total Media	4,064,821

	Multiline Retail – 0.8%

9,599	Target Corp	2,221,593

	Multi-Utilities – 0.6%

13,470	Sempra Energy	1,781,812

	Oil, Gas & Consumable Fuels – 2.8%

3,830	Chevron Corp	449,450
3,720	ConocoPhillips	268,510
19,980	EOG Resources Inc	1,774,823
24,300	Exxon Mobil Corp	1,486,917
44,100	HollyFrontier Corp	1,445,598
21,980	Phillips 66	1,592,671
15,650	Targa Resources Corp	817,556
	Total Oil, Gas & Consumable Fuels	7,835,525

	Pharmaceuticals – 4.8%
39,970	Bristol-Myers Squibb Co	2,492,130
27,620	Johnson & Johnson	4,724,953
36,321	Merck & Co Inc	2,783,641
55,510	Pfizer Inc	3,277,866
	Total Pharmaceuticals	13,278,590

	Professional Services – 0.6%

12,887	Booz Allen Hamilton Holding Corp	1,092,689
550	IHS Markit Ltd	73,106
5,230	Leidos Holdings Inc	464,947
	Total Professional Services	1,630,742

	Real Estate Management & Development – 0.8%

2,260	CBRE Group Inc, (2)	245,232
5,782	Jones Lang LaSalle Inc, (2)	1,557,324
27,280	Opendoor Technologies Inc, (2)	398,561
	Total Real Estate Management & Development	2,201,117

	Road & Rail – 1.7%

6,660	Norfolk Southern Corp	1,982,749
10,500	Union Pacific Corp	2,645,265
	Total Road & Rail	4,628,014

	Semiconductors & Semiconductor Equipment – 5.6%

18,867	Advanced Micro Devices Inc, (2)	2,714,961
16,770	Applied Materials Inc	2,638,927
290	Broadcom Inc	192,969
55,720	Intel Corp	2,869,580
13,110	NVIDIA Corp	3,855,782
16,710	QUALCOMM Inc	3,055,758
1,770	Skyworks Solutions Inc	274,598
	Total Semiconductors & Semiconductor Equipment	15,602,575

	Software – 10.2%

5,150	Adobe Inc, (2)	2,920,359

Shares	Description (1)			Value

	Software (continued)

7,610	Manhattan Associates Inc, (2)			$1,183,279
56,445	Microsoft Corp			18,983,583
11,951	salesforce.com Inc, (2)			3,037,108
17,690	SS&C Technologies Holdings Inc			1,450,226
6,349	VMware Inc, Class A			735,722
240	Zoom Video Communications Inc, (2)			44,138
	Total Software			28,354,415

	Specialty Retail – 2.4%

3,740	Home Depot Inc			1,552,137
4,140	Lithia Motors Inc			1,229,373
8,360	Lowe’s Cos Inc			2,160,893
7,680	Tractor Supply Co			1,832,448
	Total Specialty Retail			6,774,851

	Technology Hardware, Storage & Peripherals – 7.1%

102,498	Apple Inc, (4)			18,200,570
25,140	Dell Technologies Inc, (2)			1,412,114
16,510	Hewlett Packard Enterprise Co			260,362
	Total Technology Hardware, Storage & Peripherals			19,873,046

	Textiles, Apparel & Luxury Goods – 1.2%

17,404	NIKE Inc, Class B			2,900,725
13,400	Tapestry Inc			544,040
	Total Textiles, Apparel & Luxury Goods			3,444,765

	Tobacco – 0.6%

16,290	Altria Group Inc			771,983
9,370	Philip Morris International Inc			890,150
	Total Tobacco			1,662,133

	Trading Companies & Distributors – 0.6%

57,406	Univar Solutions Inc, (2)			1,627,460

	Wireless Telecommunication Services – 0.6%

13,441	T-Mobile US Inc, (2)			1,558,887
	Total Common Stocks (cost $221,640,576)			276,605,109

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 0.4%

2,400	iShares Core S&P 500 ETF			$1,144,776
	Total Exchange-Traded Funds (cost $855,911)			1,144,776
	Total Long-Term Investments (cost $222,496,487)			277,749,885

Shares	Description	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	MONEY MARKET FUNDS – 0.0%

225	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.030%	(6)	$225
	Total Investments Purchased with Collateral from Securities Lending (cost $225)			225

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2021

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$770	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $769,957, collateralized by $790,700, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $785,418	0.000%	1/03/22	$769,957
	Total Short-Term Investments (cost $769,957)			769,957
	Total Investments (cost $223,266,669) – 100.2%			278,520,067
	Other Assets Less Liabilities – (0.2)% (7)			(475,979)
	Net Assets – 100%			$278,044,088

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(50)	$(24,500,000)	$4,900	1/21/22	$(33,750)
S&P 500® Index	Call	(60)	(29,100,000)	4,850	1/21/22	(101,700)
S&P 500® Index	Call	(50)	(24,000,000)	4,800	1/21/22	(185,500)
Total Options Written (premiums received $247,057)		(160)	$(77,600,000)			$(320,950)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $212.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2021

	BXMX	DIAX	SPXX	QQQX	JCE
Assets
Long-term investments at value (cost $519,220,664, $256,718,651, $119,044,447, $361,792,877 and $222,496,487, respectively)(1)	$1,585,222,473	$668,000,499	$327,572,995	$1,357,744,288	$277,749,885
Short-term investments, at value (cost approximates value)	44,223,733	1,319,458	1,113,304	1,594,209	769,957
Investments purchased with collateral from securities lending, at value (cost approximates value)	1,710,570	4,895,552	1,013,752	395,467	225
Cash	792	—	55,046	—	4,386
Cash collateral at brokers for investments in options contracts	—	—	—	1,320,000	—
Receivable for:
Dividends	875,854	149,148	224,950	157,799	173,611
Reclaims	—	—	—	329	—
Deferred offering costs	—	—	195,981	108,421	—
Other assets	353,209	53,636	56,318	134,410	45,930
Total assets	1,632,386,631	674,418,293	330,232,346	1,361,454,923	278,743,994
Liabilities
Options written, at value (premiums received $35,656,611, $6,905,813, $3,367,472, $17,643,828 and $247,057, respectively)	37,602,840	11,076,000	5,396,000	24,656,803	320,950
Payable for collateral from securities lending	1,710,570	4,895,552	1,013,752	395,467	225
Accrued expenses:
Management fees	1,108,519	467,845	220,893	925,424	210,046
Trustees fees	358,725	56,436	57,427	134,359	45,433
Shelf offering costs	—	—	13,359	54,303	—
Other	461,611	204,244	115,477	421,888	123,252
Total liabilities	41,242,265	16,700,077	6,816,908	26,588,244	699,906
Net assets applicable to common shares	$1,591,144,366	$657,718,216	$323,415,438	$1,334,866,679	$278,044,088
Common shares outstanding	104,086,837	36,366,913	17,296,572	45,047,519	16,047,602
Net asset value (“NAV”) per common share outstanding	$15.29	$18.09	$18.70	$29.63	$17.33
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,040,868	$363,669	$172,966	$450,475	$160,476
Paid-in-surplus	524,623,098	246,592,305	115,001,699	344,800,166	191,989,805
Total distributable earnings	1,065,480,400	410,762,242	208,240,773	989,616,038	85,893,807
Net assets applicable to common shares	$1,591,144,366	$657,718,216	$323,415,438	$1,334,866,679	$278,044,088
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Includes securities loaned of $1,655,803, $4,780,512, $989,904, $374,800 and $212 for BXMX, DIAX, SPXX, QQQX and JCE, respectively.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2021

	BXMX	DIAX	SPXX	QQQX	JCE
Investment Income
Dividends	$18,272,201	$12,141,852	$4,573,449	$8,452,764	$2,833,184
Foreign tax withheld on dividend income	(19,332)	—	(358)	(17,359)	(2,529)
Securities Lending Income, net	428	168	827	25,003	24,731
Total Investment Income	18,253,297	12,142,020	4,573,918	8,460,408	2,855,386
Expenses
Management fees	12,663,375	5,477,541	2,470,726	10,107,970	2,408,706
Interest expense	2,552	1,377	43	1,538	668
Custodian fees	119,703	55,384	43,597	91,645	56,390
Trustees fees	47,135	19,989	9,320	37,245	8,198
Professional fees	144,251	88,725	47,886	130,094	63,145
Shareholder reporting expenses	149,813	72,755	46,596	130,414	43,203
Shareholder servicing agent fees	1,840	1,395	1,065	1,396	1,587
Stock exchange listing fees	28,885	10,683	7,958	—	6,635
Investor relations expenses	175,656	73,650	36,066	141,783	27,024
Other	244,259	143,881	61,463	349,733	8,050
Total expenses	13,577,469	5,945,380	2,724,720	10,991,818	2,623,606
Net investment income (loss)	4,675,828	6,196,640	1,849,198	(2,531,410)	231,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	177,704,116	32,201,967	49,477,998	166,937,589	38,732,097
Options purchased	—	153,278	79,037	144,380	(50,655)
Options written	(116,624,336)	(23,200,656)	(10,788,646)	(89,604,711)	(3,426,456)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	174,888,737	79,804,076	21,506,299	151,243,357	28,018,209
Options purchased	—	5,632	2,816	5,632	—
Options written	8,560,570	(3,331,527)	(1,644,623)	(6,565,544)	(99,154)
Net realized and unrealized gain (loss)	244,529,087	85,632,770	58,632,881	222,160,703	63,174,041
Net increase (decrease) in net assets applicable to common shares from operations	$249,204,915	$91,829,410	$60,482,079	$219,629,293	$63,405,821

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Operations
Net investment income (loss)	$4,675,828	$15,157,598	$6,196,640	$8,012,926
Net realized gain (loss) from:
Investments and foreign currency	177,704,116	163,654,804	32,201,967	100,797,603
Options purchased	—	—	153,278	242,705
Options written	(116,624,336)	(139,222,960)	(23,200,656)	(60,651,433)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	174,888,737	56,243,154	79,804,076	(63,403,549)
Options purchased	—	—	5,632	(5,632)
Options written	8,560,570	3,384,501	(3,331,527)	(533,762)
Net increase (decrease) in net assets applicable to common shares from operations	249,204,915	99,217,097	91,829,410	(15,541,142)
Distributions to Common Shareholders
Dividends	(50,306,812)	(12,431,685)	(12,192,825)	(37,595,326)
Return of capital	(39,207,868)	(78,904,515)	(27,519,845)	(2,917,416)
Decrease in net assets applicable to common shares from distributions to common shareholders	(89,514,680)	(91,336,200)	(39,712,670)	(40,512,742)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	103,714	—	400,448
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	797,626	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	901,340	—	400,448
Net increase (decrease) in net assets applicable to common shares	159,690,235	8,782,237	52,116,740	(55,653,436)
Net assets applicable to common shares at the beginning of period	1,431,454,131	1,422,671,894	605,601,476	661,254,912
Net assets applicable to common shares at the end of period	$1,591,144,366	$1,431,454,131	$657,718,216	$605,601,476

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	SPXX		QQQX
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Operations
Net investment income (loss)	$1,849,198	$2,617,066	$(2,531,410)	$1,450,538
Net realized gain (loss) from:
Investments and foreign currency	49,477,998	12,088,482	166,937,589	158,087,221
Options purchased	79,037	119,667	144,380	252,805
Options written	(10,788,646)	(27,078,672)	(89,604,711)	(184,711,099)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,506,299	28,217,293	151,243,357	179,485,115
Options purchased	2,816	(2,816)	5,632	(5,632)
Options written	(1,644,623)	(259,815)	(6,565,544)	1,289,113
Net increase (decrease) in net assets applicable to common shares from operations	60,482,079	15,701,205	219,629,293	155,848,061
Distributions to Common Shareholders
Dividends	(12,176,538)	(2,666,875)	(33,913,718)	(932,061)
Return of capital	(4,722,744)	(14,524,883)	(44,002,163)	(62,802,006)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,899,282)	(17,191,758)	(77,915,881)	(63,734,067)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	1,804,279	4,087,020	99,137,676	48,249,296
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	79,716	72,207	1,707,146	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,883,995	4,159,227	100,844,822	48,249,296
Net increase (decrease) in net assets applicable to common shares	45,466,792	2,668,674	242,558,234	140,363,290
Net assets applicable to common shares at the beginning of period	277,948,646	275,279,972	1,092,308,445	951,945,155
Net assets applicable to common shares at the end of period	$323,415,438	$277,948,646	$1,334,866,679	$1,092,308,445

See accompanying notes to financial statements.

	JCE
	Year Ended 12/31/21	Year Ended 12/31/20
Operations
Net investment income (loss)	$231,780	$2,234,267
Net realized gain (loss) from:
Investments and foreign currency	38,732,097	47,360,426
Options purchased	(50,655)	—
Options written	(3,426,456)	(10,237,281)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	28,018,209	(22,037,166)
Options purchased	—	—
Options written	(99,154)	263,277
Net increase (decrease) in net assets applicable to common shares from operations	63,405,821	17,583,523
Distributions to Common Shareholders
Dividends	(29,461,455)	(14,827,085)
Return of capital	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(29,461,455)	(14,827,085)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	9,093
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	310,105	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	310,105	9,093
Net increase (decrease) in net assets applicable to common shares	34,254,471	2,765,531
Net assets applicable to common shares at the beginning of period	243,789,617	241,024,086
Net assets applicable to common shares at the end of period	$278,044,088	$243,789,617

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2021	$13.75	$0.04	$2.36	$2.40	$(0.07)	$(0.41)	$(0.38)	$(0.86)	$—		$—		$15.29	$14.65
2020	13.68	0.15	0.80	0.95	(0.12)	—	(0.76)	(0.88)	—	*	—	*	13.75	12.88
2019	12.61	0.16	1.84	2.00	(0.16)	—	(0.77)	(0.93)	—	*	—	*	13.68	13.75
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	—	*	12.61	12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		—		14.35	14.25

DIAX
Year Ended 12/31:
2021	16.65	0.17	2.36	2.53	(0.17)	(0.16)	(0.76)	(1.09)	—		—		18.09	17.77
2020	18.20	0.22	(0.66)	(0.44)	(0.22)	(0.81)	(0.08)	(1.11)	—	*	—	*	16.65	15.20
2019	16.90	0.27	2.21	2.48	(0.27)	—	(0.91)	(1.18)	—	*	—	*	18.20	17.66
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		—		19.05	18.84

SPXX
Year Ended 12/31:
2021	16.17	0.11	3.40	3.51	(0.11)	(0.60)	(0.27)	(0.98)	—	*	—	*	18.70	18.60
2020	16.27	0.15	0.75	0.90	(0.15)	—	(0.85)	(1.00)	—	*	—	*	16.17	15.24
2019	14.42	0.17	2.74	2.91	(0.18)	—	(0.88)	(1.06)	—	*	—	*	16.27	16.47
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	—	*	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		—		16.47	17.31

QQQX
Year Ended 12/31:
2021	26.32	(0.06)	5.12	5.06	—	(0.78)	(1.01)	(1.79)	—	*	0.04		29.63	30.65
2020	24.12	0.04	3.70	3.74	(0.01)	—	(1.55)	(1.56)	—	*	0.02		26.32	26.01
2019	20.27	0.06	5.33	5.39	(0.05)	—	(1.51)	(1.56)	—	*	0.02		24.12	24.05
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	—	*	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		—		22.84	24.21

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

17.80%	20.75%	$1,591,144	0.89%	0.31%	7%
7.92	1.16	1,431,454	0.91	1.14	22
16.16	22.08	1,422,672	0.91	1.18	4
(5.56)	(8.88)	1,307,669	0.89	1.10	5
13.21	19.59	1,486,003	0.91	1.12	2

15.45	24.60	657,718	0.92	0.96	8
(1.49)	(6.73)	605,601	0.94	1.40	27
14.94	17.07	661,255	0.95	1.49	6
(5.01)	(8.27)	610,220	0.92	1.37	9
22.12	33.65	687,579	0.93	1.47	5

22.15	29.03	323,415	0.90	0.61	26
6.60	(0.24)	277,949	0.93	1.03	20
20.62	25.40	275,280	0.99	1.11	8
(6.03)	(12.99)	238,344	0.91	1.08	16
16.91	27.91	266,065	0.92	1.18	11

19.85	25.39	1,334,867	0.90	(0.21)	32
16.61	15.66	1,092,308	0.94	0.15	20
27.33	28.73	951,945	0.91	0.25	11
(4.39)	(11.15)	766,930	0.91	0.25	23
24.63	39.24	836,161	0.93	0.17	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JCE
Year Ended 12/31:
2021	$15.21	$0.01	$3.95	$3.96	$(0.07)	$(1.77)	$—	$(1.84)	$—	$—		$17.33	$18.58
2020	15.04	0.14	0.96	1.10	(0.10)	(0.83)	—	(0.93)	—	—	*	15.21	14.07
2019	12.68	0.09	3.27	3.36	(0.10)	(0.55)	(0.35)	(1.00)	—	—		15.04	14.62
2018	14.76	0.07	(1.04)	(0.97)	(0.07)	(1.04)	—	(1.11)	—	—		12.68	12.03
2017	14.27	0.18	2.84	3.02	(0.17)	(2.36)	—	(2.53)	—	—		14.76	14.60

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

26.91%	47.15%	$278,044	0.98%		0.09%		104%
8.42	3.62	243,790	1.17	(d)	1.00	(d)	169
26.96	30.26	241,024	1.01		0.64		35
(7.17)	(10.86)	203,322	1.01		0.47		121
21.72	31.85	236,475	1.02		1.18		159

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)

During the period ended December 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	Net Investment Income (Loss)
Year Ended 12/31:
2020	1.23%	0.94%

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

•	Nuveen Core Equity Alpha Fund (JCE)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX, SPXX and JCE are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX, QQQX and JCE were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004, May 20, 2014 and January 9, 2007, respectively.

The end of the reporting period for the Funds is December 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX, QQQX and JCE.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,585,222,473	$—	$—	$1,585,222,473
Investments Purchased with Collateral from Securities Lending	1,710,570	—	—	1,710,570

Short-Term Investments:
Repurchase Agreements	—	44,223,733	—	44,223,733

Investment in Derivatives:
Options Written	(37,602,840)	—	—	(37,602,840)
Total	$1,549,330,203	$44,223,733	$—	$1,593,553,936

DIAX
Long-Term Investments*:
Common Stocks	$663,171,699	$—	$—	$663,171,699
Exchange-Traded Funds	4,828,800	—	—	4,828,800
Investments Purchased with Collateral from Securities Lending	4,895,552	—	—	4,895,552

Short-Term Investments:
Repurchase Agreements	—	1,319,458	—	1,319,458

Investment in Derivatives:
Options Written	(11,076,000)	—	—	(11,076,000)
Total	$661,820,051	$1,319,458	$—	$663,139,509

SPXX
Long-Term Investments*:
Common Stocks	$325,158,595	$—	$—	$325,158,595
Exchange-Traded Funds	2,414,400	—	—	2,414,400
Investments Purchased with Collateral from Securities Lending	1,013,752	—	—	1,013,752

Short-Term Investments:
Repurchase Agreements	—	1,113,304	—	1,113,304

Investment in Derivatives:
Options Written	(5,396,000)	—	—	(5,396,000)
Total	$323,190,747	$1,113,304	$—	$324,304,051

Notes to Financial Statements (continued)

QQQX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,345,672,288	$—	$—	$1,345,672,288
Exchange-Traded Funds	12,072,000	—	—	12,072,000
Investments Purchased with Collateral from Securities Lending	395,467	—	—	395,467

Short-Term Investments:
Repurchase Agreements	—	1,594,209	—	1,594,209

Investment in Derivatives:
Options Written	(24,656,803)	—	—	(24,656,803)
Total	$1,333,482,952	$1,594,209	$—	$1,335,077,161

JCE
Long-Term Investments*:
Common Stocks	$276,605,109	$—	$—	$276,605,109
Exchange-Traded Funds	1,144,776	—	—	1,144,776
Investments Purchased with Collateral from Securities Lending	225	—	—	225

Short-Term Investments:
Repurchase Agreements	—	769,957	—	769,957

Investment in Derivatives:
Options Written	(320,950)	—	—	(320,950)
Total	$277,429,160	$769,957	$—	$278,199,117
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
BXMX	Fixed Income Clearing Corporation	$44,223,733	$(45,108,262)
DIAX	Fixed Income Clearing Corporation	1,319,458	(1,345,850)
SPXX	Fixed Income Clearing Corporation	1,113,304	(1,135,663)
QQQX	Fixed Income Clearing Corporation	1,594,209	(1,626,161)
JCE	Fixed Income Clearing Corporation	769,957	(785,418)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
BXMX	Common Stock	$1,655,803	$1,710,570
DIAX	Exchange-Traded Funds	4,780,512	4,895,552
SPXX	Exchange-Traded Funds	989,904	1,013,752
QQQX	Common Stock	374,800	395,467
JCE	Common Stock	212	225

Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX	JCE
Purchases	$103,070,391	$54,814,290	$80,532,410	$396,587,730	$274,329,831
Sales	312,748,068	106,594,802	102,877,559	460,860,211	306,660,840

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX wrote call options on equity indices as per its stated strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each wrote call options on equity indices as per its stated dynamic overwriting strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. DIAX, SPXX and QQQX also wrote put options and purchased put and call options as part of their overwrite strategy.

During the current fiscal period, JCE continued to write call options on equity indexes, while investing in a portfolio that included equities to enhance returns while foregoing some upside potential of its equity portfolio.

Notes to Financial Statements (continued)

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX	JCE
Average notional amount of outstanding call options purchased*		$4,720,000	$2,130,000	$8,400,000	$4,600,000

	BXMX	DIAX	SPXX	QQQX	JCE
Average notional amount of outstanding call options written*	$(1,507,675,500)	$(353,513,000)	$(164,796,500)	$(666,972,000)	$(92,016,000)

			DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*			$254,000	$127,000	$254,000

			DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*			$(4,140,000)	$(1,840,000)	$(9,430,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased and options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(37,602,840)
DIAX
Equity price	Options	—	$—	Options written, at value	$(11,076,000)
SPXX
Equity price	Options	—	$—	Options written, at value	$(5,396,000)
QQQX
Equity price	Options	—	$—	Options written, at value	$(24,656,803)
JCE
Equity price	Options	—	$—	Options written, at value	$(320,950)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options written	$(116,624,336)	$8,560,570
DIAX	Equity price	Options purchased	153,278	5,632
DIAX	Equity price	Options written	(23,200,656)	(3,331,527)
SPXX	Equity price	Options purchased	79,037	2,816
SPXX	Equity price	Options written	(10,788,646)	(1,644,623)
QQQX	Equity price	Options purchased	144,380	5,632
QQQX	Equity price	Options written	(89,604,711)	(6,565,544)
JCE	Equity price	Options purchased	(50,655)	—
JCE	Equity price	Options written	(3,426,456)	(99,154)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the SEC authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX			DIAX			SPXX				QQQX			JCE
	Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Maximum aggregate offering	—	10,400,000	*	—	3,600,000	*	4,993,317	***	1,600,000	**	Unlimited	****	11,355,021	—	1,600,000	*
Common shares sold	—	7,583		—	25,901		100,336		264,171		3,478,731		2,039,187	—	708
Offering proceeds, net of offering costs	$—	$103,714		$—	$400,448		$1,804,279		$4,087,020		$99,137,676		$48,249,296	$—	$9,093
*	Represents maximum aggregate offering for the period January 1, 2020 through October 30, 2020.
**	Represents maximum aggregate offering for the period January 1, 2020 through April 30, 2020.
***	Represents maximum aggregate offering for the period July 28, 2021 through December 31, 2021.
****	Represents maximum aggregate offering for the period April 30, 2021 through December 31, 2021.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other Expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX		JCE
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Common shares:
Sold through shelf offering	—	7,583	—	25,901	100,336	264,171	3,478,731	2,039,187	—	708
Issued to shareholders due to reinvestment of distributions	—	58,348	—	—	4,478	4,438	60,886	—	18,321	—
Weighted average common share:
Premium to NAV per shelf offering sold	—%	1.07%	—%	1.12%	1.23%	1.57%	1.90%	1.80%	—%	1.03%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX	JCE
Tax cost of investments	$528,073,536	$252,377,267	$116,063,278	$345,461,123	$223,347,493
Gross unrealized:
Appreciation	$1,073,798,469	$418,599,888	$209,156,619	$1,003,184,936	$58,720,678
Depreciation	(8,318,069)	(7,837,646)	(915,846)	(13,568,898)	(3,869,054)
Net unrealized appreciation (depreciation) of investments	$1,065,480,400	$410,762,242	$208,240,773	$989,616,038	$54,851,624

Permanent differences, primarily due to foreign currency transactions, real estate investment trust adjustments, net operating losses, distribution reallocations, and nondeductible organization expenses, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2021, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2021, the Funds’ tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX	JCE
Undistributed net ordinary income[1]	$—	$—	$—	$—	$26,089,394
Undistributed net long-term capital gains	—	—	—	—	4,996,407

[1]  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2021 and December 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	BXMX	DIAX	SPXX	QQQX	JCE
Distributions from net ordinary income[1]	$7,941,118	$6,196,646	$1,822,067	$—	$4,883,323
Distributions from net long-term capital gains[2]	42,365,694	5,996,179	10,354,471	33,913,718	24,578,132
Return of capital	39,207,868	27,519,845	4,722,744	44,002,163	—

2020	BXMX	DIAX	SPXX	QQQX	JCE
Distributions from net ordinary income[1]	$12,431,685	$8,012,926	$2,666,875	$932,061	$3,625,753
Distributions from net long-term capital gains	—	29,582,400	—	—	11,201,332
Return of capital	78,904,515	2,917,416	14,524,883	62,802,006	—

[1]  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

[2]  The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2021.

During the Funds’ tax year ended December 31, 2021, the following Funds utilized capital loss carryforward as follows:

	BXMX	SPXX	QQQX
Utilized capital loss carryforward	$25,227,047	$26,877,391	$35,888,565

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX	JCE
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%	0.7500%
For the next $500 million	0.6750	0.6750	0.6350	0.6650	0.7250
For the next $500 million	0.6500	0.6500	0.6100	0.6400	0.7000
For the next $500 million	0.6250	0.6250	0.5850	0.6150	0.6750
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900	0.6500

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2021, the complex-level fee for each Fund was 0.1531%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15%

Notes to Financial Statements (continued)

of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund employs a constant “buy-write” option strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s equity portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s equity portfolio) of 100% of the value of its equity portfolio. The Fund’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.

Portfolio Contents

The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (continued)

(Unaudited)

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”).

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser constructs the Fund’s equity portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. The Fund will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. The Fund’s sub-adviser will consider the tax consequences of certain transactions within the Fund’s equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. The Fund’s sub-adviser will rebalance and adjust the Fund’s equity portfolio as necessary for tracking and tax management purposes.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the DIJA are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Fund may also invest in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the DJIA and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also purchase call options. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. Because the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly.

Shareholder Update (continued)

(Unaudited)

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

(Unaudited)

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put option

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the S&P 500 Index are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policies may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the S&P 500 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

(Unaudited)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in an equity portfolio made up of securities comprising the Nasdaq 100 Index (or securities that have economic characteristics that are similar to those securities comprising the Nasdaq 100 Index) that seeks to substantially replicate price movements of the Nasdaq 100 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the Nasdaq 100 Index are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the Nasdaq 100 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the Nasdaq 100 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

(Unaudited)

NUVEEN CORE EQUITY ALPHA FUND (JCE)

Investment Objective

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long term capital appreciation and secondarily through income and gains.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the Equity Portfolio (as defined below).

The Fund invests in a portfolio of actively managed large capitalization common stocks, using the sub-adviser’s proprietary quantitative process designed to provide the potential for long-term outperformance (the “Equity Portfolio”). Additionally, the Fund seeks to reduce the volatility of its returns relative to the returns of the Equity Portfolio over extended periods by writing (selling) index call options and/or call options on custom baskets of securities (the “Options Strategy”).

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The notional value of the call options written by the Fund under its Options Strategy may be up to 50% of the value of the Fund’s Managed Assets.

•

The Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components).

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in a portfolio of common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund implements its Option Strategy by writing (selling) index call options and call options on custom baskets of securities.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund writes index call options on broad-based indices and may, if the sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include options, futures contracts, index futures and total return swaps. In addition, the Fund may invest in other types of derivative instruments that are currently non-principal investments, including forward contracts, interest rate swaps, caps, collars and floors, credit default swaps, and swap options.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. The Fund may, however, borrow up to 7.5% of its Managed Assets for cash management purposes. In addition, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

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PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen S&P 500 Buy-Write Income Fund (BXMX)	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)	Nuveen Core Equity Alpha Fund (JCE)

Portfolio Level Risks

Call Option Risk	X	X	X	X	X
Call Spreads Risk	X	X	X	X	—
Common Stock Risk	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Dividend Income Risk	X	X	X	X	X
Frequent Trading Risk	—	—	—	—	X
Hedging Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Non-U.S. Securities Risk	X	X	X	X	—
Option Strategy Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Put Option Risk	X	X	X	X	—
Quantitative Analysis Risk	—	—	—	—	X
Swap Transactions Risk	X	X	X	X	X
Technology Company Investment Risk	—	—	—	X	—
Valuation Risk	X	X	X	X	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Non-Diversified Status Risk	—	X	—	X	—
Not an Index Fund	X	X	X	X	—
Recent Market Conditions	X	X	X	X	X
Tax Risk	X	X	X	X	X

Portfolio Level Risks:

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Spreads Risk. The Fund may enter into call spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser. The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Dividend Income Risk. A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Shareholder Update (continued)

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Frequent Trading Risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund’s performance.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Option Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s option strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Put Option Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Quantitative Analysis Risk. The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

Swap Transactions Risk. The Fund may enter into derivative instruments such as swap contracts, credit default swaps, interest rate swaps and forward contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Technology Company Investment Risk. A substantial portion of the securities represented in the applicable index are in the technology sector. As a result, the Fund may invest a substantial portion of its assets in technology companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Shareholder Update (continued)

(Unaudited)

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Non-Diversified Status Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its equity portfolio and the weightings of the securities included in the Fund’s equity portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its equity portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s equity portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s equity portfolio.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Principal Investment Policies

Effective August 6, 2021, the Board of Trustees of the Funds eliminated the following investment policy with respect to the Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX):

“With respect to call options written on individual securities, the Fund will not write “naked” or uncovered call options.”

Principal Risks

The following principal risks have been added for the Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX):

Illiquid Securities Risk. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

The following principal risk has been added for the Nuveen Core Equity Alpha Fund (JCE):

Quantitative Analysis Risk. The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

Shareholder Update (continued)

(Unaudited)

UPDATED DISCLOSURES FOR FUNDS WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended December 31, 2021.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)		Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
Maximum Sales Charge (as a percentage of offering price)	4.00%	(1)	4.00%	(1)
Dividend Reinvestment Plan Fees(2)	$2.50		$2.50

(1)

A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares(1)
Annual Expenses	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
Management Fees	0.81%	0.82%
Other Expenses(2)	0.09%	0.08%
Total Annual Expenses	0.90%	0.90%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2021.
(2)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
1 Year	$19	$19
3 Years	$38	$38
5 Years	$59	$59
10 Years	$120	$120

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
1 Year	$49	$49
3 Years	$68	$68
5 Years	$88	$88
10 Years	$146	$146

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
1 Year	$9	$9
3 Years	$29	$29
5 Years	$50	$50
10 Years	$111	$111

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares of Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) reported as of the end of the day on the Nasdaq Stock Market LLC (Nasdaq) and on the New York Stock Exchange (NYSE), respectively, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
December 2021	$18.60	$16.98	$18.81	$17.51	(0.53)%	(4.30)%
September 2021	$18.42	$17.08	$18.36	$17.47	3.50%	(3.61)%
June 2021	$19.07	$16.57	$17.80	$17.04	8.72%	(3.42)%
March 2021	$16.53	$14.84	$17.03	$16.00	(2.36)%	(8.38)%
December 2020	$15.24	$12.77	$16.22	$14.52	(5.75)%	(12.80)%
September 2020	$14.43	$12.91	$15.68	$14.16	(7.97)%	(11.16)%
June 2020	$13.63	$11.25	$14.71	$12.07	(2.76)%	(10.54)%
March 2020	$16.89	$9.44	$16.72	$11.05	2.56%	(16.54)%

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
December 2021	$30.65	$28.05	$30.28	$27.64	3.44%	0.03%
September 2021	$30.60	$28.37	$30.07	$27.97	2.56%	(0.51)%
June 2021	$29.57	$26.57	$28.54	$26.43	4.30%	(0.77)%
March 2021	$27.61	$25.38	$28.27	$25.94	2.87%	(4.69)%
December 2020	$26.05	$22.30	$26.39	$23.85	(0.28)%	(7.65)%
September 2020	$26.92	$23.44	$26.53	$23.79	1.53%	(2.67)%
June 2020	$24.42	$18.14	$23.93	$19.44	2.81%	(7.02)%
March 2020	$25.24	$15.85	$25.30	$18.15	0.65%	(15.65)%

Shareholder Update (continued)

(Unaudited)

The following table shows as of December 31, 2021 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

December 31, 2021	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
NAV per Common Share	$18.70	$29.63
Market Price	$18.60	$30.65
Percentage of Premium/(Discount) to NAV per Common Share	(0.53)%	3.44%
Net Assets Attributable to Common Shares	$323,415,438	$1,334,866,679

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV. The Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2021, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or 1940 Act, or its registration statement.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX	JCE
% DRD	100.0%	100.0%	100.0%	0.0%	68.0%
% QDI	100.0%	100.0%	100.0%	0.0%	69.7%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX	JCE
Common Shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) overthe time period being considered.

∎

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100® Index, and “writes” (or sells) Nasdaq 100® Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM): An index designed to measure the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: Consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM), which is designed to measure the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average, and 2) 45% Dow Jones Industrial Average Index (DJIA), which is designed to measure the performance of 30 actively traded U.S. large-cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Dow Jones Industrial Average Index (DJIA): An index designed to measure the performance of 30 actively traded U.S. large cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JCE Blended Benchmark: Consists of: 1) 50% S&P 500® Index, which is an index generally considered representative of the U.S. equity market and includes 500 leading companies and covers approximately 80% of available market capitalization, and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM), which is designed to measure the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Nasdaq 100® Index: An index that includes 100 of the largest domestic and international non-financial equity securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: Consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), which is designed to measure the performance of a hypothetical buy-write strategy on the Nasdaq 100® Index, and 2) 45% Nasdaq 100® Index, which includes 100 of the largest domestic and international non-financial equity securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell 1000® Index: An index designed to measure the performance of the large-cap segment of the U.S. equity universe. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell 2000® Index: An index designed to measure the performance of the small-cap segment of the U.S. equity universe. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: Consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM), which is designed to measure the performance of a hypothetical buy-write strategy on the S&P 500® Index, and 2) 45% S&P 500® Index, which is an index generally considered representative of the U.S. equity market and includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		142

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		142

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		142

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing (Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class III		142

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		142

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		142

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		142

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly Director, Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings, Inc.; formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		142

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).
1958 333 West Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		142

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		142

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Man1aging Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management LLC (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly,Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA- CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-1221D 2007076-INV-Y-02/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2021	$33,215	$5,000	$2,430	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2020	$32,505	$0	$4,720	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2021	$2,430	$0	$0	$2,430
December 31, 2020	$4,720	$0	$0	$4,720

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

David Friar, Managing Director and Portfolio Manager for Nuveen’s multi-asset portfolio management team. He joined the team managing the Equity, Mid-Cap and Small Cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. Additionally, he is a member of the investment team responsible for several other quantitative products, including the Equity Option Overwrite Strategies. He joined the firm in 1999 as a member of the performance measurement group. Before his role in portfolio management, he provided quantitative analysis for equity portfolios and constructed quantitatively driven portfolios for institutional and taxable clients.

Jim Campagna, CFA, Head of Equity Index Strategies, oversees equity index strategies for Nuveen Quantitative Strategies. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates.

Lei Liao, CFA, is an equity index portfolio manager for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index strategies, social choice equity portfolios, as well as some of the firm’s ETF product line. Prior to joining the firm in 2012, he was a senior equity portfolio manager at Northern Trust Corp.

Darren Tran, CFA, is a senior director for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index, social choice equity, and equity ETF strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to the Fund, as of December 31, 2021, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Friar	3	$2.30 billion	0		$0	3	$6.64 million	N/A	N/A	N/A
			2	*	$69 million
Jim Campagna	24	$104 billion	3		$46.85 billion	5	$972 million	N/A	N/A	N/A
Lei Liao	24	$104 billion	3		$46.85 billion	3	$911 million	N/A	N/A	N/A
Darren Tran	10	$89.58 billion	2		$27.10 billion	4	$950 million	N/A	N/A	N/A

*

Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF SPXX SECURITIES AS OF DECEMBER 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Friar	X
Jim Campagna	X
Lei Liao	X
Darren Tran	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended December 31, 2021:

Gross income from securities lending activities	$963
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	(67)
Fees not included in a revenue split
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	(69)
Administrative fees not included in a revenue split	–
Indemnification fees not included in a revenue split	–
Rebate (paid to borrower)	–
Other fees not included in a revenue split	–
Aggregate fees/compensation for securities lending activities	(136)
Net income from securities lending activities	$827

(b)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending on the asset type of the loaned securities. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Dynamic Overwrite Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2022